Exhibit 4.4

2021
LONG-TERM INCENTIVE PLAN

FIRST COBALT CORP.

1.	PURPOSE

The purpose of the Plan is to attract, retain and motivate persons of training, experience and leadership as directors, officers, employees and consultants of the Corporation and its subsidiaries, to advance the long-term interests of the Corporation by providing such persons with the opportunity and incentive, through equity-based compensation, to acquire an ownership interest in the Corporation, and to promote a greater alignment of interests between such persons and shareholders of the Corporation.

2.	DEFINITIONS AND INTERPRETATION

2.1	Definitions. For purposes of the Plan, the following words and terms shall have the following meanings:

“Addendum” means the addendum for US Taxpayers (as defined in the Addendum) attached hereto as Addendum A – Special Provisions Applicable to US Taxpayers and forming part of the Plan;

“affiliate” means an “affiliated company” determined in accordance with the Securities Act and also includes those entities that are similarly related, whether or not any of the entities are corporations, companies, partnerships, limited partnerships, trusts, income trusts or investment trusts or any other organized entity issuing securities;

“associate” means an “associate” determined in accordance with the Securities Act;

“Award” means an Option, Performance Share Unit, Restricted Share Unit and/or Deferred Share Unit granted under the Plan (as applicable);

“Award Agreement” means an Option Award Agreement, a PSU Award Agreement, an RSU Award Agreement and/or a DSU Award Agreement (as applicable);

“Blackout Period” means an interval of time during which (a) trading in securities of the Corporation is restricted in accordance with the policies of the Corporation; or (b) the Corporation has otherwise determined that one or more Participants may not trade in securities of the Corporation because they may be in possession of undisclosed material information (as defined under applicable securities laws);

“Board” means the board of directors of the Corporation or, if established and duly authorized to act, a committee of the board of directors of the Corporation;

“Canadian Taxpayer” means a Participant (other than a consultant) liable to pay income taxes in Canada as a result of the receipt of an Award or the settlement thereof;

“Change in Control” means the occurrence of any one or more of the following events:

(a)	a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Corporation or any of its subsidiaries and another corporation or other entity, as a result of which Shareholders prior to the completion of the transaction hold less than 50% of the votes attached to all of the outstanding voting securities of the successor corporation or entity after completion of the transaction;

(b)	a resolution is adopted to wind-up, dissolve or liquidate the Corporation;

(c)	any person, entity or group of persons or entities acting jointly or in concert (the “Acquiror”) acquires, or acquires control (including the power to vote or direct the voting) of, voting securities of the Corporation which, when added to the voting securities owned of record or beneficially by the Acquiror or which the Acquiror has the right to vote or in respect of which the Acquiror has the right to direct the voting, would entitle the Acquiror and/or associates and/or affiliates of the Acquiror to cast or direct the casting of 50% or more of the votes attached to all of the Corporation’s outstanding voting securities which may be cast to elect directors of the Corporation or the successor corporation (regardless of whether a meeting has been called to elect directors);

(d)	the sale, transfer or other disposition of all or substantially all of the assets of the Corporation;

(e)	as a result of or in connection with:

(i)	the contested election of directors; or

(ii)	a transaction referred to in paragraph (a) of this definition of “Change in Control”,

the nominees named in the most recent management information circular of the Corporation for election to the board of directors of the Corporation shall not constitute a majority of the directors;

(f)	the Board adopts a resolution to the effect that a transaction or series of transactions involving the Corporation or any of its affiliates that has occurred or is immanent is a Change in Control,

and for purposes of the foregoing, “voting securities” means the Shares and any other shares entitled to vote for the election of directors, and shall include any securities, whether or not issued by the Corporation, which are not shares entitled to vote for the election of directors but which are convertible into or exchangeable for shares which are entitled to vote for the election of directors, including any options or rights to purchase such shares or securities;

“consultant” means a person, other than a director, officer or employee of the Corporation or of any subsidiary of the Corporation, that:

(a)	is engaged to provide bona fide services to the Corporation or subsidiary, other than services provided in relation to a distribution of securities;

(b)	provides the services under a written contract with the Corporation or subsidiary; and

(c)	spends or will spend all or substantially all of his, her or its time and attention on the affairs and business of the Corporation or subsidiary;

and includes, for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner, and, for greater certainty, includes consultants who provide outsourced or contract labour to the Corporation or a subsidiary, and employees of such consultants;

“Corporation” means First Cobalt Corp., a corporation existing under the laws of Canada, or its successor, as applicable;

“Deferred Annual Amount” has the meaning ascribed thereto in Section 8.1(b);

“Deferred Share Unit” means a deferred share unit granted in accordance with Section 8.1, the value of which on any particular date shall be equal to the Market Price of one Share, and that represents the right to receive cash and/or Shares equal to the Market Price of one Share on settlement of the Deferred Share Unit;

“Disability” means a medical condition that would qualify a Participant for benefits under a long-term disability plan of the Corporation or a subsidiary of the Corporation;

“Discounted Market Price” has the meaning ascribed to such term in the Exchange Corporate Finance Manual;

“Disinterested Shareholder Approval” means approval by a majority of the votes cast by all the Corporation’s shareholders at a duly constituted shareholders’ meeting, excluding votes attached to shares of the Corporation beneficially owned by Insiders to whom options may be granted under the Plan and their associates and affiliates;

“Dividend Equivalents” means the right, if any, granted under Section 14, to receive payments in cash or in Shares, based on dividends declared on Shares;

“DSU Account” has the meaning ascribed thereto in Section 8.3;

“DSU Award Agreement” means a written confirmation agreement, substantially in the form of Schedule H – DSU Award Agreement, setting out the terms and conditions relating to a Deferred Share Unit and entered into in accordance with Section 8.2 and 10.5;

“DSU Separation Date” means, with respect to Deferred Share Units granted to a Participant, the date on which the Participant ceases to be a director, officer, employee or consultant of the Corporation or any subsidiary of the Corporation for any reason, without regard to any agreed or otherwise binding severance or notice period (whether express, implied, contractual, statutory or at common law);

“Effective Date” means date the Plan is ratified by the shareholders of the Corporation and all required approvals of any relevant regulatory authorities are received;

“Eligible Person” means any director, officer, employee or consultant of the Corporation or any subsidiary of the Corporation who is eligible to receive Awards under the Plan and the terms of the Exchange Corporate Finance Manual;

“Exchange” means the TSX Venture Exchange or, if the Shares are no longer listed for trading on the TSX Venture Exchange, such other exchange or quotation system on which the Shares are listed or quoted for trading;

“Exchange Corporate Finance Manual” means the corporate finance manual published by the Exchange, as amended from time to time, or if the Shares are no longer listed for trading on the Exchange, the policies of such other exchange or quotation system on which the Shares are listed or quoted for trading;

“Grant Date” means the date on which an Award is made to an Eligible Person in accordance with the provisions hereof;

“Insider” has the meaning ascribed to such term in the Exchange Corporate Finance Manual;

“Investor Relations Activities” has the meaning ascribed to such term in the Exchange Corporate Finance Manual;

“Management Corporation Employee” means an individual employed by a Person providing management services to the Corporation, which are required for the ongoing successful operation of the business enterprise of the Corporation, but excluding a Person involved in Investor Relations Activities;

“Market Price” at any date in respect of the Shares shall be, the closing trading price of such Shares on the Exchange on the last trading day immediately before the date on which the Market Price is determined. In the event that the Shares are not then listed and posted for trading on an Exchange, the Market Price shall be the fair market value of such Shares as determined by the Board in its sole discretion;

“Option” means an option to purchase Shares granted under Section 5.1;

“Option Award Agreement” means a written award agreement, substantially in the form of Schedule A – Option Award Agreement (Non U.S.) or Schedule B – Option Award Agreement (U.S.), setting out the terms and conditions relating to an Option and entered into in accordance with Sections 5.2 and 10.5;

“Option Price” has the meaning ascribed thereto in Section 5.2(a);

“Original LTIP Date” means October 26, 2017;

“Participant” means an Eligible Person selected by the Board to participate in the Plan in accordance with the Plan, or his or her Personal Representatives, as the context requires;

“Performance Share Unit” means a performance share unit granted in accordance with Section 6.1, the value of which on any particular date shall be equal to the Market Price of one Share, and that represents the right to receive cash and/or Shares equal to the Market Price of one Share on settlement of the Performance Share Unit;

“Person” means any individual, firm, partnership, limited partnership, limited liability company or partnership, unlimited liability company, joint stock company, association, trust, trustee, executor, administrator, legal or personal representative, government, governmental body, entity or authority, group, body corporate, corporation, unincorporated organization or association, syndicate, joint venture or any other entity, whether or not having legal personality, and any of the foregoing in any derivative, representative or fiduciary capacity and pronouns have a similar meaning;

“Personal Representative” means:

(a)	in the case of a Participant who, for any reason, is incapable of managing its affairs, the Person entitled by law to act on behalf of such Participant; and

(b)	in the case of a deceased Participant, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so;

“Plan” means this Amended and Restated Long-Term Incentive Plan, as amended or amended and restated from time to time;

“PSU Account” has the meaning ascribed thereto in Section 6.3;

“PSU Award Agreement” means a written confirmation agreement, substantially in the form of Schedule C – PSU Award Agreement (Non U.S.) or Schedule D – PSU Award Agreement (U.S.), setting out the terms and conditions relating to a Performance Share Unit and entered into in accordance with Section 6.2 and 10.5;

“PSU Vesting Date” means, with respect to Performance Share Units granted to a Participant, the date determined in accordance with Section 6.4, which date, for Canadian Taxpayers, shall not be later than the date referred to in Section 6.2(b);

“Restricted Share Unit” means a restricted share unit granted in accordance with Section 7.1, the value of which on any particular date shall be equal to the Market Price of one Share, and that represents the right to receive cash and/or Shares equal to the Market Price of one Share on settlement of the Restricted Share Unit;

“Retirement” means:

(a)	in the case of a director, officer or an employee of the Corporation or any subsidiary of the Corporation, retirement as determined in accordance with the retirement policy of the Corporation or subsidiary, as such policy may exist from time to time; and

(b)	in the case of a consultant, the completion of the term of the consultant’s Service Agreement in accordance with its terms (for greater certainty, without being renewed);

“RSU Account” has the meaning ascribed thereto in Section 7.3;

“RSU Award Agreement” means a written confirmation agreement, substantially in the form of Schedule E – RSU Award Agreement (Non U.S.) or Schedule F – RSU Award Agreement (U.S.), setting out the terms and conditions relating to a Restricted Share Unit and entered into in accordance with Section 7.2 and 10.5;

“RSU Vesting Date” means, with respect to Restricted Share Units granted to a Participant, the date determined in accordance with Section 7.4, which date, for Canadian Taxpayers, shall not be later than the date referred to in Section 7.2(b);

“Securities Act” means the Securities Act, R.S.B.C. 1996, c.418, as amended, as at the date hereof;

“Security-Based Compensation Arrangement” shall include:

(a)	stock option plans for the benefit of employees, Insiders, service providers, or any one of such groups;

(b)	stock purchase plans where the Corporation provides financial assistance or where the Corporation matches the whole or a portion of the securities being purchased;

(c)	stock appreciation rights involving issuances of securities from treasury;

(d)	any other compensation or incentive mechanism involving the issuance or potential issuances of securities of the Corporation;

(e)	security purchases from treasury by an employee, Insider, or service provider which is financially assisted by the Corporation by any means whatsoever;

“Service Agreement” means any written agreement between a Participant and the Corporation or any subsidiary of the Corporation (as applicable), in connection with that Participant’s employment, service or engagement as a director, officer, employee or consultant or the termination of such employment, service or engagement, as amended, replaced or restated from time to time;

“Shareholder” means a holder of Shares;

“Shares” mean common shares of the Corporation;

“subsidiary” means a “subsidiary” determined in accordance with National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators; and

“Termination Date” means:

(a)	for Awards granted before the Original LTIP Date, the date on which a Participant ceases to be an Eligible Person; and

(b)	for Awards granted on and after the Original LTIP Date, the date on which the Participant ceases to be actively employed by, ceases to actively perform services to, or ceases to be actively engaged by the Corporation and/or any subsidiary of the Corporation (and not, for greater certainty, the date that is the end of any agreed or otherwise binding severance or notice period (whether express, implied, contractual, statutory or at common law)), without regard to whether the Participant continues thereafter to receive any compensatory payments or other amounts from the Corporation or any subsidiary of the Corporation.

2.2	Headings. The headings of all articles, sections, and paragraphs in the Plan are inserted for convenience of reference only and shall not affect the construction or interpretation of the Plan.

2.3	Context; Construction. Whenever the singular or masculine are used in the Plan, the same shall be construed as being the plural or feminine or neuter or vice versa where the context so requires.

2.4	Statutes. Any reference to a statute, regulation, rule, instrument, or policy statement shall refer to such statute, regulation, rule, instrument, or policy statement as the same may be amended, replaced or re-enacted from time to time.

2.5	Canadian Funds. Unless otherwise specifically provided, all references to dollar amounts in the Plan are references to lawful money of Canada. Any amounts paid on exercise or in settlement of an Award shall be paid in Canadian dollars.

2.6	Addendum. The following addendum is attached to, forms part of, and shall be deemed to be incorporated in, the Plan:

Addendum	Title
Addendum A	Special Provisions Applicable to US Taxpayers

2.7	Schedules. The following schedules are attached to, form part of, and shall be deemed to be incorporated in, the Plan:

Schedule	Title
A	Option Award Agreement (Non U.S.)
(including Appendix 1 - Notice of Exercise of Option)
B	Option Award Agreement (U.S.)
(including Appendix 1 - Notice of Exercise of Option)
C	PSU Award Agreement (Non U.S.)
(including Appendix 1 - Notice of Settlement of Performance Share Units)
D	PSU Award Agreement (U.S.)
(including Appendix 1 - Notice of Settlement of Performance Share Units)
E	RSU Award Agreement (Non U.S.)
(including Appendix 1 - Notice of Settlement of Restricted Share Units)
F	RSU Award Agreement (U.S.)
(including Appendix 1 - Notice of Settlement of Restricted Share Units)
G	Deferred Share Unit Election Notice
H	DSU Award Agreement
(including Appendix 1 - Notice of Settlement of Deferred Share Units)

3.	ADMINISTRATION OF THE PLAN

3.1	The Plan shall be administered by the Board.

3.2	The Board shall have the power, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the Plan:

(a)	to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan and to amend or revoke such policies, rules and regulations;

(b)	to interpret and construe the Plan and to determine all questions arising out of the Plan and any Award awarded pursuant to the Plan, and any such interpretation, construction or determination made by the Board shall be final, binding and conclusive for all purposes;

(c)	to determine the time or times when Awards will be awarded, subject to the requirements of applicable securities laws and regulatory requirements;

(d)	to determine which Eligible Persons should be granted Awards;

(e)	to determine the number of Awards to be awarded to Eligible Persons;

(f)	to determine the term of Awards and the vesting criteria applicable to Awards (including performance vesting, if applicable);

(g)	to determine if Shares which are subject to an Award will be subject to any restrictions upon the exercise or vesting of such Award;

(h)	to prescribe the form of the instruments relating to the grant, exercise and other terms of Awards including the form of Option Award Agreements, RSU Award Agreements, DSU Award Agreements and all ancillary documents and instruments related to the Plan and Awards; and

(i)	subject to Section 13, to make all other determinations under, and such interpretations of, and to take all such other steps and actions in connection with the proper administration of the Plan as it, in its sole discretion, may deem necessary or advisable.

The Board’s guidelines, rules, regulation, interpretations and determinations shall be conclusive and binding upon the Corporation and all other Persons.

Prior to its implementation by the Corporation, the Plan is subject to approval by the Exchange and thereafter the Plan must be approved by shareholders and the Exchange on an annual basis.

3.3	Delegation. The Board may delegate to any director, officer or employee of the Corporation, including but not limited to a committee of the Board, such of the Board’s duties and powers relating to the Plan as the Board may see fit, subject to applicable law.

3.4	Use of Administrative Agent. The Board may in its sole discretion appoint from time to time one or more entities to act as administrative agent to administer Awards granted under the Plan and to act as trustee to hold and administer the Plan and the assets that may be held in respect of Awards granted under the Plan, the whole in accordance with the terms and conditions determined by the Board in its sole discretion.

3.5	Limitation of Liability and Indemnification. No member of the Board or a committee of the Board will be liable for any action or determination taken or made in good faith with respect to the Plan or any Awards granted thereunder and each such member shall be entitled to indemnification by the Corporation with respect to any such action or determination in the manner provided for by the Board or a committee of the Board.

4.	SHARES SUBJECT TO THE PLAN AND PARTICIPATION LIMITS

4.1	Shares Subject to Awards. Subject to adjustment under the provisions of Section 10, the aggregate number of Shares to be reserved and set aside for issue upon the exercise or redemption and settlement for all Awards granted under this Plan, together with all other established Security-Based Compensation Arrangements of the Corporation, shall not exceed a total of 42,000,000 Shares. This represents approximately 7.9% of the current issued and outstanding Shares of the Company (on a non-diluted basis). In addition to the foregoing:

(a)	up to a maximum of 4,500,000 Shares may be reserved for issuance upon settlement of Restricted Share Units granted pursuant to the Plan;

(b)	up to a maximum of 5,000,000 Shares may be reserved for issuance upon settlement of Performance Share Units granted pursuant to the Plan;

(c)	up to a maximum of 7,000,000 Shares may be reserved for issuance upon settlement of Deferred Share Units granted pursuant to the Plan; and

(d)	up to a maximum of 25,500,000 Shares may be reserved for issuance upon the exercise of Options.

In respect of Performance Share Units, the maximum Shares issuable under the grant shall be included in the calculation for purposes of this Section 4.1.

4.2	Shares Available for Future Grants. Any Shares subject to an Award which for any reason expires without having been exercised or is forfeited or terminated shall again be available for future Awards under the Plan and any Shares subject to an Award that is settled in cash and not Shares shall again be available for future Awards under the Plan.

4.3	Participation Limits. The Plan, when combined with all of the Corporation’s other previously established Security-Based Compensation Arrangements, including the limitations imposed on the maximum number of Shares which may be issued pursuant to the exercise or redemption and settlement of Options, Restricted Share Units, Performance Share Units and Deferred Share Units set out in Section 4.1 above, shall not result at any time in:

(a)	the grant of an Award to any one Person in any 12 month period which could, when exercised, result in the issuance of Shares exceeding five percent (5%) of the issued and outstanding Shares of the Corporation, calculated at the Award Date, unless the Corporation has obtained the requisite Disinterested Shareholder Approval to the grant;

(b)	the grant of an Award to any one consultant in any 12 month period which could, when exercised, result in the issuance of Shares exceeding two percent (2%) of the issued and outstanding Shares of the Corporation, calculated at the Award Date;

(c)	the grant of an Option, in any 12 month period, to Persons employed or engaged by the Corporation to perform Investor Relations Activities which could, when exercised, result in the issuance of Shares exceeding, in aggregate, two percent (2%) of the issued and outstanding Shares of the Corporation, calculated at the Award Date; or

(d)	the grant of Restricted Share Units, Performance Share Units or Deferred Share Units to Persons employed or engaged by the Corporation to perform Investor Relations Activities.

Any entitlement to acquire Shares granted pursuant to the Plan or other Security-Based Compensation Arrangement prior to the Participant becoming an Insider shall be included for the purposes of the limits set out in this Section 4.3.

4.4	Fractional Shares. No fractional Shares shall be issued upon the exercise of Options or the settlement of Performance Share Units, Restricted Share Units or Deferred Share Units in Shares, and the Board may determine the manner in which fractional share value shall be treated.

5.	OPTIONS

5.1	Grant. Options may be granted to Eligible Persons and Management Corporation Employees at such time or times as shall be determined by the Board by resolution. The Grant Date of an Option for purposes of the Plan will be the date on which the Option is awarded by the Board, or such later date determined by the Board, subject to applicable securities laws and regulatory requirements. A press release is generally required at the time of grant for Options granted to Participants; however, no such press release is required if the Options are granted to employees or consultants that are not directors or officers of the Corporation or performing Investor Relations Activities, except where the grant constitutes material information under applicable securities laws.

5.2	Terms and Conditions of Options. Options shall be evidenced by an Option Award Agreement, which shall incorporate the terms of the Plan and specify such further terms and conditions, not inconsistent with the Plan, as the Board shall determine, including:

(a)	the number of Shares to which the Options to be awarded to the Participant pertain;

(b)	the exercise price per Share subject to each Option (the “Option Price”), which shall in no event be lower than the Discounted Market Price at the Grant Date. Options may not be awarded unless and until the Options have been allocated to specific Persons, and then, once allocated, a minimum Option Price can be established;

(c)	the Option’s scheduled expiry date, which shall not exceed ten years from the Grant Date (provided that if no specific determination as to the scheduled expiry date is made by the Board, the scheduled expiry date shall be ten years from the Grant Date); and

(d)	such other terms and conditions, not inconsistent with the Plan, as the Board shall determine, including customary representations, warranties and covenants with respect to securities law matters and any requirements of the rules and regulations of the Exchange.

For greater certainty, each Option Award Agreement may contain terms and conditions in addition to those set forth in the Plan.

5.3	Vesting. Subject to Section 12, all Options granted pursuant to the Plan will be subject to such vesting requirements as may be imposed by the Board or as otherwise specified in the Participant’s Service Agreement. The Option Award Agreement representing any such Option will disclose any vesting conditions. Notwithstanding the foregoing, Options issued to consultants performing Investor Relations Activities will vest in stages over at least 12 months with no more than 1/4 of the Options vesting in any three month period.

5.4	Exercise of Option. Options may be exercised only to the extent vested. Options may be exercised by the Participant by delivering to the Corporation a notice of exercise, substantially in the form attached as Appendix 1 - Notice of Exercise of Option attached to the Option Award Agreement, specifying the number of Shares with respect to which the Option is being exercised. Payment of the Option Price may be made in cash, by certified cheque made payable to the Corporation, by wire transfer of immediately available funds, or other instrument acceptable to the Board.

An Exchange four month hold period will be imposed from the date of grant of the Option on all Options awarded to Insiders or promoters of the Corporation and on all Options for which the Option Price is based on a discount to the Market Price.

No certificates for Shares so purchased will be issued to the Participant until the Participant and the Corporation have each completed all steps required by law to be taken in connection with the issuance and sale of the Shares, including receipt from the Participant of payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the Shares to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the Participant by the Corporation of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws.

5.5	Termination of Option Due to Termination of Employment, Service or Engagement. Unless otherwise determined by the Board, or unless otherwise provided in the Participant’s Service Agreement or Option Award Agreement, if a Participant’s employment, service or engagement terminates in any of the following circumstances, subject to Section 12, Options shall be treated in the manner set forth below:

Reason for Termination	Vesting	Expiry of Option
Death	Unvested Options automatically vest as of the date of death	Options expire on the earlier of the scheduled expiry date of the Option and one year following the date of death
Disability	Options continue to vest in accordance with the terms of the Option until the date that is one year following the date of disability	Options expire on the earlier of the scheduled expiry date of the Option and one year following the date of disability

Reason for Termination	Vesting	Expiry of Option
Retirement	Options continue to vest in accordance with the terms of the Option until the date that is one year following the date of retirement	Options expire on the earlier of the scheduled expiry date of the Option and one year following the date of retirement
Resignation	Unvested Options as of the date of resignation automatically terminate and shall be forfeited

Options expire on the earlier of the scheduled expiry date of the Option and three months following the date of resignation

Options granted to Persons engaged primarily to provide Investor Relations Activities expire on the earlier of the scheduled expiry date of the Option and 30 days following the date of resignation

Termination without Cause/Constructive Dismissal - No Change in Control Involved

Unvested Options granted prior to the Original LTIP Date automatically vest as of the Termination Date

Unvested Options granted from and after the Original LTIP Date continue to vest in accordance with the terms of the Option until the date that is one year following the Termination Date

Options expire on the earlier of scheduled expiry date of the Option and one year following the Termination Date
Change in Control	Options granted prior to the Original LTIP Date shall vest and become immediately exercisable Options granted from and after the Original LTIP Date shall vest in accordance with Section 12	Options expire on the scheduled expiry date of the Option

Reason for Termination	Vesting	Expiry of Option
Termination with Cause

Options granted prior to the Original LTIP Date that are unvested as of the Termination Date automatically terminate and shall be forfeited

Options granted from and after the Original LTIP Date, whether vested or unvested as of the Termination Date, automatically terminate and shall be forfeited

Options granted prior to the Original LTIP Date shall expire on the earlier of the scheduled expiry date of the Option and three months following the Termination Date

Options granted from and after the Original LTIP Date, whether vested or unvested as of the Termination Date, automatically terminate and shall be forfeited

6.	PERFORMANCE SHARE UNITS

6.1	Grant. Performance Share Units may be granted to Eligible Persons at such time or times as shall be determined by the Board by resolution, pursuant to recommendations of the Board from time to time. The Grant Date of a Performance Share Unit for purposes of the Plan will be the date on which the Performance Share Unit is awarded by the Board, or such later date determined by the Board, subject to applicable securities laws and regulatory requirements.

6.2	Terms and Conditions of Performance Share Units. Performance Share Units shall be evidenced by a PSU Award Agreement, which shall specify such terms and conditions, not inconsistent with the Plan, as the Board shall determine, including:

(a)	the number of Performance Share Units to be awarded to the Participant;

(b)	the performance cycle applicable to each Performance Share Unit, which shall be the period of time between the Grant Date and the date on which the performance criteria specified in Section 6.2(c) must be satisfied before the Performance Share Unit is fully vested and may be settled by the Participant, before being subject to forfeiture or termination, which period of time, for Canadian Taxpayers, shall in no case end later than December 31 of the calendar year which is three years after the calendar year in which the Grant Date occurs;

(c)	the performance criteria, which may include criteria based on the Participant’s personal performance and/or the performance of the Corporation and/or its subsidiaries, that shall be used to determine the vesting of the Performance Share Units;

(d)	whether and to what extent Dividend Equivalents will be credited to a Participant’s PSU Account in accordance with Section 14; and

(e)	such other terms and conditions, not inconsistent with the Plan, as the Board shall determine, including customary representations, warranties and covenants with respect to securities law matters.

For greater certainty, each PSU Award Agreement may contain terms and conditions in addition to those set forth in the Plan. No Shares will be issued on the Grant Date and the Corporation shall not be required to set aside a fund for the payment of any such Awards.

6.3	PSU Accounts. A separate notional account shall be maintained for each Participant with respect to Performance Share Units granted to such Participant (a “PSU Account”) in accordance with Section 15.3. Performance Share Units awarded to the Participant from time to time pursuant to Sections 6.1 shall be credited to the Participant’s PSU Account and shall vest in accordance with Section 6.4. On the vesting of the Performance Share Units pursuant to Section 6.4 and the corresponding issuance of cash and/or Shares to the Participant pursuant to Section 6.5, or on the forfeiture or termination of the Performance Share Units pursuant to the terms of the Award, the Performance Share Units credited to the Participant’s PSU Account will be cancelled.

6.4	Vesting. Subject to Section 12, unless otherwise determined by the Board in accordance with the provisions hereof, or unless otherwise specified in the Participant’s Service Agreement or PSU Award Agreement, each Performance Share Unit shall vest and shall be settled as at the date that is the end of the performance cycle (which shall be the “PSU Vesting Date”), subject to any performance criteria having been satisfied.

6.5	Settlement.

(a)	The Performance Share Units may be settled by delivery by the Participant to the Corporation of a notice of settlement, substantially in the form attached as Appendix 1 - Notice of Settlement of Performance Share Units attached to the PSU Award Agreement, acknowledged by the Corporation. On settlement, the Corporation shall, for each vested Performance Share Unit being settled, deliver to the Participant a cash payment equal to the Market Price of one Share as of the PSU Vesting Date, one Share, or any combination of cash and Shares equal to the Market Price of one Share as of the PSU Vesting Date, in the sole discretion of the Board. No certificates for Shares issued in settlement will be issued to the Participant until the Participant and the Corporation have each completed all steps required by law to be taken in connection with the issuance of the Shares, including receipt from the Participant of payment or provision for all withholding taxes due as a result of the settlement of the Performance Share Units. The delivery of certificates representing the Shares to be issued in settlement of Performance Share Units will be contingent upon the fulfillment of any requirements contained in the PSU Award Agreement or applicable provisions of laws.

(b)	For greater certainty, for Canadian Taxpayers, in no event shall such settlement be later than the period of time specified in Section 6.2(b).

6.6	Termination of Performance Share Unit Due to Termination of Employment, Service or Engagement. Unless otherwise determined by the Board, or unless otherwise provided in the Participant’s Service Agreement or PSU Award Agreement, if a Participant’s employment, service or engagement terminates in any of the following circumstances, Performance Share Units shall be treated in the manner set forth below:

Reason for Termination	Treatment of Performance Share Units
Death

Outstanding Performance Share Units that were vested on or before the date of death shall be settled in accordance with Section  6.5 as of the date of death. Outstanding Performance Share Units that were not vested on or before the date of death shall vest immediately and be settled in accordance with Section  6.5 as of the date of death, prorated to reflect the actual period between the commencement of the performance cycle and the date of death, based on the Participant’s performance for the applicable performance period(s) up to the date of death. Subject to the foregoing, any remaining Performance Share Units shall in all respects terminate as of the date of death.

Retirement

Outstanding Performance Share Units that were vested on or before the date of Retirement shall be settled in accordance with Section  6.5 as of the date of Retirement. Outstanding Performance Share Units that would have vested on the next vesting date following the date of Retirement shall be settled in accordance with Section  6.5 as of the earlier of the vesting date and the date that is one year from the date of Retirement. Subject to the foregoing, any remaining Performance Share Units shall in all respects terminate as of the date of Retirement.

Disability	Outstanding Performance Share Units as of the date of Disability shall vest and be settled in accordance with Section 6.5 in accordance their terms, based on the Participant’s performance for the applicable performance period(s) up to the date of Disability. Subject to the foregoing, any remaining Performance Share Units shall in all respects terminate as of the date of Disability.
Resignation

Outstanding Performance Share Units that were vested on or before the date of resignation shall be settled in accordance with Section 6.5 as of the date of resignation, after which time the Performance Share Units shall in all respects terminate.

Termination without Cause/Wrongful Dismissal - No Change in Control Involved	Outstanding Performance Share Units that were vested on or before the Termination Date shall be settled in accordance with Section 6.5 as of the Termination Date. Outstanding Performance Share Units that would have vested on the next vesting date following the Termination Date, prorated to reflect the actual period between the commencement of the performance cycle and the Termination Date, based on the Participant’s performance for the applicable performance period(s) up to the Termination Date, shall be settled in accordance with Section 6.5 as of the earlier of such vesting date and the date that is one year from the Termination Date. Subject to the foregoing, any remaining Performance Share Units shall in all respects terminate as of the Termination Date.

Reason for Termination	Treatment of Performance Share Units
Change in Control	Performance Share Units vest in accordance with Section 12.
Termination of the Participant for Just Cause	Outstanding Performance Share Units (whether vested or unvested) shall automatically terminate on the Termination Date and be forfeited.

7.	RESTRICTED SHARE UNITS

7.1	Grant. Restricted Share Units may be granted to Eligible Persons at such time or times as shall be determined by the Board by resolution, pursuant to recommendations of the Board from time to time. The Grant Date of a Restricted Share Unit for purposes of the Plan will be the date on which the Restricted Share Unit is awarded by the Board, or such later date determined by the Board, subject to applicable securities laws and regulatory requirements.

7.2	Terms and Conditions of Restricted Share Units. Restricted Share Units shall be evidenced by an RSU Award Agreement, which shall specify such terms and conditions, not inconsistent with the Plan, as the Board shall determine, including:

(a)	the number of Restricted Share Units to be awarded to the Participant;

(b)	the period of time between the Grant Date and the date on which the Restricted Share Unit is fully vested and may be settled by the Participant, before being subject to forfeiture or termination, which period of time, for Canadian Taxpayers, shall in no case be later than December 31 of the calendar year which is three years after the calendar year in which the Grant Date occurs;

(c)	whether and to what extent Dividend Equivalents will be credited to a Participant’s RSU Account in accordance with Section 14;

(d)	in the case of a Canadian Taxpayer, in respect of each Restricted Share Unit that may be awarded under the RSU Award Agreement, the year in which the services to which the Restricted Share Unit relates were rendered; and

(e)	such other terms and conditions, not inconsistent with the Plan, as the Board shall determine, including customary representations, warranties and covenants with respect to securities law matters.

For greater certainty, each RSU Award Agreement may contain terms and conditions in addition to those set forth in the Plan and, if applicable, the Addendum. No Shares will be issued on the Grant Date and the Corporation shall not be required to set aside a fund for the payment of any such Awards.

7.3	RSU Accounts. A separate notional account shall be maintained for each Participant with respect to Restricted Share Units granted to such Participant (an “RSU Account”) in accordance with Section 15.3. Restricted Share Units awarded to the Participant from time to time pursuant to Sections 7.1 shall be credited to the Participant’s RSU Account and shall vest in accordance with Section 7.4. On the vesting of the Restricted Share Units pursuant to Section 7.4 and the corresponding issuance of cash and/or Shares to the Participant pursuant to Section 7.5, or on the forfeiture or termination of the Restricted Share Units pursuant to the terms of the Award, the Restricted Share Units credited to the Participant’s RSU Account will be cancelled.

7.4	Vesting. Subject to Section 12, unless otherwise determined by the Board in accordance with the provisions hereof, or unless otherwise specified in the Participant’s Service Agreement or RSU Award Agreement, each Restricted Share Unit shall vest and shall be settled when all applicable restrictions shall have lapsed (which shall be the “RSU Vesting Date”). Unless otherwise determined by the Board in accordance with the provisions hereof, or unless otherwise specified in the Participant’s Service Agreement or RSU Award Agreement, each Restricted Share Unit shall vest and shall be settled in three approximately equal instalments on the first three anniversaries of the Grant Date.

7.5	Settlement.

(a)	The Restricted Share Units may be settled by delivery by the Participant to the Corporation of a notice of settlement, substantially in the form attached as Appendix 1 - Notice of Settlement of Restricted Share Units attached to the RSU Award Agreement, acknowledged by the Corporation. On settlement, the Corporation shall, for each vested Restricted Share Unit being settled, deliver to the Participant a cash payment equal to the Market Price of one Share as of the RSU Vesting Date, one Share, or any combination of cash and Shares equal to the Market Price of one Share as of the RSU Vesting Date, in the sole discretion of the Board.[1] No certificates for Shares issued in settlement will be issued to the Participant until the Participant and the Corporation have each completed all steps required by law to be taken in connection with the issuance of the Shares, including receipt from the Participant of payment or provision for all withholding taxes due as a result of the settlement of the Restricted Share Units. The delivery of certificates representing the Shares to be issued in settlement of Restricted Share Units will be contingent upon the fulfillment of any requirements contained in the RSU Award Agreement or applicable provisions of laws.

(b)	For greater certainty, for Canadian Taxpayers, in no event shall such settlement be later than the period of time specified in Section 7.2(b).

7.6	Termination of Restricted Share Unit Due to Termination of Employment, Service or Engagement. Unless otherwise determined by the Board, or unless otherwise provided in the Participant’s Service Agreement or RSU Award Agreement, if a Participant’s employment, service or engagement terminates in any of the following circumstances, Restricted Share Units shall be treated in the manner set forth below:

1 For Participants who are US Taxpayers, settlements shall take place in accordance with such further limitations as may be prescribed by the Addendum.

Reason for Termination	Treatment of Restricted Share Units
Death	Outstanding Restricted Share Units that were vested on or before the date of death shall be settled in accordance with Section 7.5 as of the date of death. Outstanding Restricted Share Units that were not vested on or before the date of death shall vest and be settled in accordance with Section 7.5 as of the date of death, prorated to reflect the actual period between the grant date and the date of death. Subject to the foregoing, any remaining Restricted Share Units shall in all respects terminate as of the date of death.
Retirement	Outstanding Restricted Share Units that were vested on or before the date of Retirement shall be settled in accordance with Section 7.5 as of the date of Retirement. Outstanding Restricted Share Units that would have vested on the next vesting date following the date of Retirement shall be settled in accordance with Section 7.5 as of the earlier of such vesting date and the date that is one year from the date of Retirement. Subject to the foregoing, any remaining Restricted Share Units shall in all respects terminate as of the date of Retirement.
Disability	Outstanding Restricted Share Units as of the date of Disability shall continue to vest for a period of no longer than one year of the date of Disability and be settled in accordance with Section 7.5 in accordance their terms, after which time the Restricted Share Units shall in all respects terminate.
Resignation	Outstanding Restricted Share Units that were vested on or before the date of resignation shall be settled in accordance with Section 7.5 as of the date of resignation, after which time the Restricted Share Units shall in all respects terminate.
Termination without Cause/Wrongful Dismissal - No Change in Control Involved	Outstanding Restricted Share Units that were vested on or before the Termination Date shall be settled in accordance with Section 7.5 as of the Termination Date. Outstanding Restricted Share Units that would have vested on the next vesting date following the Termination Date shall be settled in accordance with Section 7.5 as of the earlier of such vesting date and the date that is one year from the Termination Date. Subject to the foregoing, any remaining Restricted Share Units shall in all respects terminate as of the Termination Date.
Change in Control	Restricted Share Units vest in accordance with Section 12.
Termination of the Participant for Just Cause	Outstanding Restricted Share Units (whether vested or unvested) shall automatically terminate on the Termination Date and be forfeited.

8.	DEFERRED SHARE UNITS

8.1	Grant.

(a)	Discretionary Deferred Share Units. Deferred Share Units may be granted to Eligible Persons at such time or times as shall be determined by the Board by resolution, pursuant to recommendations of the Board from time to time. The Grant Date of a Deferred Share Unit for purposes of the Plan will be the date on which the Deferred Share Unit is awarded by the Board, or such later date determined by the Board, subject to applicable securities laws and regulatory requirements.

(b)	Mandatory or Elective Deferred Share Units. In addition to the foregoing, on fixed dates established by the Board and subject to such terms and conditions and other procedures as the Board shall determine, pursuant to recommendations of the Board, the Board may require a Participant to defer, or may permit a Participant to elect to defer, receipt of all or a portion of the following amounts payable by the Corporation or any subsidiary of the Corporation:

(i)	Director’s Retainer - in the case of a member of the Board who is not also an officer or employee of the Corporation, an amount equal to all or a portion of his or her annual directors’ retainer payable on account of his or her services as a member of the Board (which amount shall not include committee chairperson retainers, committee members retainers, Board or committee meeting fees, or special remuneration for ad hoc services rendered to the Board); or

(ii)	Officers’ and Employees’ Annual Incentive - in the case of an officer or employee of the Corporation or any subsidiary of the Corporation (as applicable), an amount equal to all or a portion of his or her annual incentive bonus for a calendar year,

(the “Deferred Annual Amount”), and receive in lieu thereof an Award of Deferred Share Units equal to the greatest whole number which may be obtained by dividing (i) the amount of the Deferred Annual Amount, by (ii) the Market Price of one Share on the date of payment of such Deferred Annual Amount. For elective Deferred Share Units, the form of election shall be substantially in the form of Schedule G – Deferred Share Unit Election Notice.

8.2	Terms and Conditions of Deferred Share Units. Deferred Share Units shall be evidenced by a DSU Award Agreement, which shall specify such terms and conditions, not inconsistent with the Plan, as the Board shall determine, including:

(a)	the number of Deferred Share Units to be awarded to the Participant;

(b)	for Deferred Share Units awarded under Section 8.1(a):

(i)	the period of time between the Grant Date and the date on which the Deferred Share Unit is fully vested and may be settled by the Participant, before being subject to forfeiture or termination, subject to Section 8.5(b) for Canadian Taxpayers;

(ii)	any performance criteria, which may include criteria based on the Participant’s personal performance and/or the financial performance of the Corporation and/or its subsidiaries, that may be used to determine the vesting of the Deferred Share Units (if applicable); and

(iii)	such other terms and conditions, not inconsistent with the Plan, as the Board shall determine, including customary representations, warranties and covenants with respect to securities law matters;

(c)	in the case of Deferred Share Units awarded to a Canadian Taxpayer, such terms and conditions as may be necessary to meet the requirements of paragraph 6801(d) of the Regulations under the Income Tax Act (Canada); and

(d)	in the case of Deferred Share Units awarded to a US Taxpayer, such terms and conditions as may be necessary to meet the requirements of US Code Section 409A (as defined in the Addendum).

For greater certainty, each DSU Award Agreement may contain terms and conditions in addition to those set forth in the Plan and, if applicable, the Addendum. No Shares will be issued on the Grant Date and the Corporation shall not be required to set aside a fund for the payment of any such Awards.

8.3	DSU Accounts. A separate notional account shall be maintained for each Participant with respect to Deferred Share Units granted to such Participant (a “DSU Account”) in accordance with Section 15.3. Deferred Share Units awarded to the Participant from time to time pursuant to Section 8.1 shall be credited to the Participant’s DSU Account and shall vest in accordance with Section 8.4. On the vesting of the Deferred Share Units pursuant to Section 8.4 and the corresponding issuance of cash and/or Shares to the Participant pursuant to Section 8.5, or on the forfeiture and termination of the Deferred Share Units pursuant to the terms of the Award, the Deferred Share Units credited to the Participant’s DSU Account will be cancelled.

8.4	Vesting. Subject to Section 12, unless otherwise determined by the Board in accordance with the provisions hereof, or unless otherwise specified in the Participant’s Service Agreement or DSU Award Agreement:

(a)	each Deferred Share Unit awarded under Section 8.1(a) shall vest in accordance with the DSU Award Agreement; and

(b)	each Deferred Share Unit awarded under Section 8.1(b) shall immediately vest at the time it is credited to the Participant’s DSU Account.

8.5	Settlement.

(a)	The Deferred Share Units may be settled by delivery by the Participant to the Corporation of a notice of settlement, substantially in the form attached as Appendix 1 - Notice of Settlement of Deferred Share Units attached to the DSU Award Agreement, acknowledged by the Corporation. On settlement, the Corporation shall, for each such vested Deferred Share Unit, deliver to the Participant a cash payment equal to the Market Price of one Share as of the DSU Separation Date, one Share, or any combination of cash and Shares equal to the Market Price of one Share as of the DSU Separation Date, in the sole discretion of the Board. No certificates for Shares issued in settlement will be issued to the Participant until the Participant and the Corporation have each completed all steps required by law to be taken in connection with the issuance of the Shares, including receipt from the Participant of payment or provision for all withholding taxes due as a result of the settlement of the Deferred Share Units. The delivery of certificates representing the Shares to be issued in settlement of Deferred Share Units will be contingent upon the fulfillment of any requirements contained in the DSU Award Agreement or applicable provisions of laws.

(b)	Notwithstanding the foregoing, all settlements of Deferred Share Units granted to a Participant who is a Canadian Taxpayer shall take place (i) after the DSU Separation Date; and (ii) by December 31 of the first calendar year that commences after such time.

8.6	Termination of Deferred Share Unit Due to Termination of Employment, Service or Engagement. Unless otherwise determined by the Board, or unless otherwise provided in the Participant’s Service Agreement or DSU Award Agreement, if a Participant’s employment, service or engagement terminates in any of the following circumstances, Deferred Share Units shall be treated in the manner set forth below:

Reason for Termination	Treatment of Deferred Share Units
Death	Outstanding Deferred Share Units that were vested on or before the date of death shall be settled in accordance with Section 8.5 as of the date of death. Outstanding Deferred Share Units that were not vested on or before the date of death shall vest and be settled in accordance with Section 8.5 as of the date of death, prorated to reflect the actual period between the grant date and the date of death. Subject to the foregoing, any remaining Deferred Share Units shall in all respects terminate as of the date of death.
Retirement	Outstanding Deferred Share Units that were vested on or before the date of Retirement shall be settled in accordance with Section 8.5 as of the date of Retirement. Outstanding Deferred Share Units that would have vested on the next vesting date following the date of Retirement shall be settled in accordance with Section 8.5 as of the earlier of such vesting date and the date that is one year from the date of Retirement. Subject to the foregoing, any remaining Deferred Share Units shall in all respects terminate as of the date of Retirement.
Disability	Outstanding Deferred Share Units as of the date of Disability shall continue to vest for a period no longer than one year of the date of Disability and be settled in accordance with Section 8.5 in accordance their terms. Subject to the foregoing, any remaining Deferred Share Units shall in all respects terminate as of the date of Disability.

Reason for Termination	Treatment of Deferred Share Units
Resignation	Outstanding Deferred Share Units that were vested on or before the date of resignation shall be settled in accordance with Section 8.5 as of the date of resignation, after which time the Deferred Share Units shall in all respects terminate.
Termination without Cause/Wrongful Dismissal - No Change in Control Involved	Outstanding Deferred Share Units that were vested on or before the Termination Date shall be settled in accordance with Section 8.5 as of the Termination Date. Outstanding Deferred Share Units that would have vested on the next vesting date following the Termination Date shall be settled in accordance with Section 8.5 as of the earlier of such vesting date and the date that is one year from the Termination Date. Subject to the foregoing, any remaining Deferred Share Units shall in all respects terminate as of the Termination Date.
Change in Control	Deferred Share Units vest in accordance with Section 12.
Termination of the Participant for Just Cause	Outstanding Deferred Share Units (whether vested or unvested) shall automatically terminate on the Termination Date and be forfeited.

9.	NON-ASSIGNABILITY AND NON-TRANSFERABILITY OF AWARDS

An Award granted pursuant to this Plan is personal to the Participant and may not be assigned, transferred, charged, pledged or otherwise alienated, other than to a Participant’s Personal Representatives.

10.	ADJUSTMENTS

10.1	The number and kind of Shares to which an Award pertains and, with respect to Options, the Option Price, shall be adjusted in the event of a reorganization, recapitalization, stock split or redivision, reduction, combination or consolidation, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of the Corporation, in such manner, if any, and at such time, as the Board, in its sole discretion, may determine to be equitable in the circumstances; provided that such adjustments are not inconsistent with the Plan and the rules and regulations of the Exchange (as applicable). Failure of the Board to provide for an adjustment shall be conclusive evidence that the Board has determined that it is equitable to make no adjustment in the circumstances. If an adjustment results in a fractional share, the fraction shall be disregarded.

10.2	Subject to Section 10.5 below, if at any time the Corporation grants to its shareholders the right to subscribe for and purchase pro rata additional securities of any other corporation or entity, there shall be no adjustments made to the Shares or other securities subject to an Award in consequence thereof and the Awards shall remain unaffected.

10.3	The adjustments provided for in this Section 10 shall be cumulative.

10.4	On the happening of each and every of the foregoing events, the applicable provisions of the Plan shall be deemed to be amended accordingly and the Board shall take all necessary action so as to make all necessary adjustments in the number and kind of securities subject to any outstanding Award (and the Plan) and, with respect to Options, the Option Price.

11.	PRIORITY OF AGREEMENTS

11.1	Priority of Agreements. In the event of any inconsistency or conflict between the provisions of a Participant’s Award Agreement and the Plan, the provisions of the Plan shall prevail with respect to such Participant. In the event of any inconsistency or conflict between the provisions of (i) the Plan and/or a Participant’s Award Agreement, and (ii) a Participant’s Service Agreement, the provisions of the Plan shall prevail with respect to such Participant. With respect to the Plan, the terms of the Participant’s Service Agreement must not (i) cause a violation of US Code 409A in respect of a US Taxpayer (as defined in the Addendum) or (ii) cause the Plan to be a “salary deferral arrangement” as defined in the Income Tax Act (Canada) in respect of a Participant that is a Canadian Taxpayer, in either case the terms of the Plan shall prevail.

11.2	Vesting and Termination Provisions in Service Agreements. In the event that a Participant’s Service Agreement contains provisions respecting the vesting of the dates upon which any or all outstanding Awards shall be exercisable or settled, without regard to whether such Awards have otherwise vested in accordance with their terms, or provisions respecting the expiry, forfeiture and termination of such Awards, the vesting or expiry, forfeiture and termination of such Awards, as applicable, shall be governed by the terms and conditions of the Participant’s Service Agreement with respect to such Participant, provided such terms do not contradict or otherwise conflict with the terms of the Plan, in either case the terms of the Plan shall then prevail.

12.	CHANGE IN CONTROL - TREATMENT OF AWARDS

12.1	Change in Control - Awards Granted On and After Original LTIP Date. Unless otherwise determined by the Board, or unless otherwise provided in the Participant’s Service Agreement or Award Agreement, if a Change in Control shall conclusively be deemed to have occurred and at least one of the two additional circumstances described below occurs, then there shall be immediate full vesting of each outstanding Award granted on and after the Original LTIP Date, subject to any required approval of the Exchange, which may be exercised and settled, in whole or in part, even if such Award is not otherwise exercisable or vested by its terms:

(a)	upon a Change in Control the surviving corporation (or any affiliate thereof) or the potential successor (or any affiliate thereto) fails to continue or assume the obligations with respect to each Award or fails to provide for the conversion or replacement of each Award with an equivalent award that satisfies the criteria set forth in Section 12.1(b)(i)(A) or 12.1(b)(i)(B); or

(b)	in the event that the Awards were continued, assumed, converted or replaced as contemplated in 12.1(b)(i), during the two-year period following the effective date of a Change in Control, the Participant is terminated by the Corporation without cause or the Participant resigns for good reason, and for purposes of Section 12.1 :

(i)	the obligations with respect to each Participant shall be considered to have been continued or assumed by the surviving corporation (or any affiliate thereto) or the potential successor (or any affiliate thereto), if each of the following conditions are met, which determination shall be made solely in the discretionary judgment of the Board, which determination may be made in advance of the effective date of a particular Change in Control and shall be final and binding:

(A)	the Shares remain publicly held and widely traded on an established stock exchange; and

(B)	the terms of the Plan and each Award are not materially altered or impaired without the consent of the Participant;

(ii)	the obligations with respect to each Award shall be considered to have been converted or replaced with an equivalent award by the surviving corporation (or any affiliate thereto) or the potential successor (or any affiliate thereto), if each of the following conditions are met, which determination shall be made solely in the discretionary judgment of the Board, which determination may be made in advance of the effective date of a particular Change in Control and shall be final and binding

(A)	each Award is converted or replaced with a replacement award in a manner that qualifies under Subsection 7(1.4) of the Income Tax Act (Canada) in the case of a Participant that is a Canadian Taxpayer or that complies with Code Section 409A in the case of a Participant that is a US Taxpayer on all or any portion of the benefit arising in connection with the grant, exercise and/or other disposition of such award;

(B)	the converted or replaced award preserves the existing value of each underlying Award being replaced, contains provisions for scheduled vesting and treatment on termination of employment (including with respect to termination for cause or constructive dismissal) that are no less favourable to the Participant than the underlying Award being replaced, and all other terms of the converted award or replacement award (but other than the security and number of shares represented by the continued award or replacement award) are substantially similar to the underlying Award being converted or replaced; and

(C)	the security represented by the converted or replaced Award is of a class that is publicly held and widely traded on an established stock exchange.

12.2	Change in Control. Notwithstanding Section 12.1, in the event of a Change in Control, the Board shall have the right, but not the obligation, and without the consent of any Participant, to permit each Participant, within a specified period of time prior to the completion of the Change in Control as determined by the Board, to exercise all of the Participant’s outstanding Options and to settle all of the Participant’s outstanding Performance Share Units, Restricted Share Units and Deferred Share Units (to the extent then vested and exercisable, including by reason of acceleration by the Board pursuant to Section 12.3 or in accordance with the Award Agreement) but subject to and conditional upon the completion of the Change in Control and any required approval of the Exchange.

12.3	Discretion to Accelerate Awards. Notwithstanding Section 12.1, and subject to any required approval of the Exchange, in the event of a Change in Control, the Board may accelerate the dates upon which any or all outstanding Awards shall vest and be exercisable or settled, without regard to whether such Awards have otherwise vested in accordance with their terms.

12.4	Termination of Awards on Change in Control. Subject to and conditional upon completion of the Change in Control event, the Plan and all outstanding Awards, vested and unvested, shall be deemed to be terminated, without further act or formality, except to the extent required under Sections 12.1 and 16.2, if applicable.

12.5	Further Assurances on Change in Control. The Participant shall execute such documents and instruments and take such other actions, including exercise or settlement of Awards vesting pursuant to Section 12.2 or the Award Agreement, as may be required consistent with the foregoing; provided, however, that the exercise or settlement of Awards vesting pursuant to Section 12.2 or the Award Agreement shall be subject to the completion of the Change in Control event.

12.6	Awards Need Not be Treated Identically. In taking any of the actions contemplated by this Section 12, the Board shall not be obligated to treat all Awards held by any Participant, or all Awards in general, identically.

12.7	Canadian Taxpayer. In the case of a Deferred Share Unit held by a Participant that is a Canadian Taxpayer, and subject to any further limitations provided in any Award Agreement, (i) no payment settlement shall be made to the Participant under this Section 12 until after the time that the Participant ceases to be a director or officer of the Corporation or any subsidiary of the Corporation / an employee or consultant of the Corporation or any subsidiary of the Corporation for any reason, without regard to any agreed or otherwise binding severance or notice period (whether express, implied, contractual, statutory or at common law); and (ii) all settlements to such Participant under this Section 12 shall be made by December 31 of the first calendar year that commences after such time.

13.	AMENDMENT, SUSPENSION OR TERMINATION OF PLAN AND AWARDS

13.1	Discretion to Amend the Plan and Awards. Subject to Subsection 10.5 and Section 13.2, the Board may amend the Plan or Awards at any time, provided, however, that no such amendment may materially and adversely affect any Award previously granted to a Participant without the consent of the Participant, except to the extent required by applicable law (including Exchange requirements). Any amendment under this Section shall be subject to all necessary regulatory approvals and must be consistent with the rules and regulations of the Exchange.

13.2	Amendments Requiring Shareholder Approval. Notwithstanding Section 13.1, no amendments to the Plan or Awards to:

(a)	with respect to Options, reduce the Option Price, or cancel and reissue any Options so as to in effect reduce the Option Price;

(b)	extend (i) the term of an Option beyond its original expiry date, or (ii) the date on which a Performance Share Unit, Restricted Share Unit or Deferred Share Unit will be forfeited or terminated in accordance with its terms, other than in accordance with Section 16.3;

(c)	increase the maximum number of Shares reserved for issuance under the Plan;

(d)	revise the participation limits set out in Section 4.3;

(e)	revise Section 9 to permit Awards granted under the Plan to be transferable or assignable other than for estate settlement purposes;

(f)	amendments to the definition of “Eligible Person” that may permit the introduction or reintroduction of Participants on a discretionary basis; or

(g)	revise the amending provisions set forth in Section 13.1 or 13.2;

shall be made without obtaining approval of the Shareholders or Disinterested Shareholders, of the Corporation, as applicable, in accordance with the requirements of the Exchange and, for certainty, the foregoing are subject to the limitations set out in Section 10.5.

13.3	Amendment, Suspension or Discontinuance. No amendment, suspension or discontinuance of the Plan or of any Award may contravene the requirements of the Exchange or any securities commission or other regulatory body to which the Plan or the Corporation is now or may hereafter be subject to. Termination of the Plan shall not affect the ability of the Board to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

13.4	Tax Provisions. Notwithstanding the foregoing:

(a)	no amendment to the Plan shall cause the Plan or Performance Share Units, Restricted Share Units or Deferred Share Units granted to a Canadian Taxpayer hereunder to be made without the consent of such Canadian Taxpayer if the result of such amendment would be to cause the Performance Share Units, Restricted Share Units or Deferred Share Units to be a “salary deferral arrangement” under the Income Tax Act (Canada); and

(b)	no amendment to the Plan shall cause the Plan or Deferred Share Units granted to a Canadian Taxpayer hereunder to cease to meet the conditions of paragraph 6801(d) of the Regulations under the Income Tax Act (Canada) without the consent of such Canadian Taxpayer.

14.	DIVIDEND EQUIVALENTS

The Board may determine whether and to what extent Dividend Equivalents will be credited to a Participant’s PSU Account, RSU Account and DSU Account with respect to Awards of Performance Share Units, Restricted Share Units or Deferred Share Units. Dividend Equivalents to be credited to a Participant’s PSU Account, RSU Account or DSU Account shall be credited as follows:

(a)	any cash dividends or distributions credited to the Participant’s PSU Account, RSU Account or DSU Account shall be deemed to have been invested in additional Performance Share Units, Restricted Share Units or Deferred Share Units, as applicable, on the record date established for the related dividend or distribution in an amount equal to the greatest whole number which may be obtained by dividing (i) the value of such dividend or distribution on the record date by (ii) the Market Price of one Share on such record date, and such additional Performance Share Units, Restricted Share Unit or Deferred Share Unit, as applicable, shall be subject to the same terms and conditions as are applicable in respect of the Performance Share Unit, Restricted Share Unit or Deferred Share Unit, as applicable, with respect to which such dividends or distributions were payable; and

(b)	if any such dividends or distributions are paid in Shares or other securities, such Shares and other securities shall be subject to the same vesting, performance and other restrictions as apply to the Performance Share Units, Restricted Share Units or Deferred Share Unit, as applicable, with respect to which they were paid.

No Dividend Equivalent will be credited to or paid on Awards of Performance Share Units, Restricted Share Units or Deferred Share Units that have expired or that have been forfeited or terminated.

15.	MISCELLANEOUS

15.1	No Rights as a Shareholder. Nothing contained in the Plan nor in any Award granted hereunder shall be deemed to give any Person any interest or title in or to any Shares or any rights as a shareholder of the Corporation or any other legal or equitable right against the Corporation whatsoever with respect to Shares issuable pursuant to an Award until such Person becomes the holder of record of Shares.

15.2	Employment. Nothing contained in the Plan shall confer upon any Participant any right with respect to employment or continued employment or the right to continue to serve as a director, officer or a consultant as the case may be, or interfere in any way with the right of the Corporation to terminate such employment or service at any time. Participation in the Plan by an Eligible Person is voluntary. For stock options granted to employees, consultants or Management Corporation Employees, the Corporation and the Option holder are responsible for ensuring and confirming that the Option holder is a bona fide employee, consultant or Management Corporation Employee, as the case may be.

15.3	Record Keeping. The Corporation shall main appropriate registers in which shall be recorded all pertinent information with respect to the granting, amendment, exercise, vesting, expiry, forfeiture and termination of Awards. Such registers shall include, as appropriate:

(a)	the name and address of each Participant;

(b)	the number of Awards credited to each Participant’s account;

(c)	any and all adjustments made to Awards recorded in each Participant’s account; and

(d)	such other information which the Corporation considers appropriate to record in such registers.

15.4	Income Taxes. As a condition of and prior to participation in the Plan, an Eligible Person shall authorize the Corporation in written form to withhold from any payment otherwise payable to such Eligible Person any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of such participation in the Plan, the issuance of any Shares pursuant to the Plan or the settlement in cash and/or Shares of any Awards under the Plan. In addition, as a condition for the exercise of an Option, the Corporation may require a Participant to deliver to the Corporation all or a portion of the taxes required to be withheld or remitted by the Corporation under the Income Tax Act (Canada) and any applicable Canadian provincial taxation statute as a result of the exercise of the Option.

15.5	No Representation or Warranty. The Corporation makes no representation or warranty as to the future market value of any Shares issued pursuant to the Plan.

15.6	Direction to Transfer Agents. Upon receipt of a certificate of an authorized officer of the Corporation directing the issue of Shares issuable under the Plan, the transfer agent of the Corporation is authorized and directed to issue and countersign share certificates for the Shares subject to the applicable Award in the name of such Participant or as may be directed in writing by the Participant.

16.	TERM OF AWARD, EXPIRY, FORFEITURE AND TERMINATION OF AWARDS / BLACKOUT PERIODS

16.1	Term of Award. Subject to Section 16.3, in no circumstances shall the term of an Award exceed ten years from the Grant Date.

16.2	Expiry, Forfeiture and Termination of Awards. If for any reason an Award expires without having been exercised or is forfeited or terminated, and subject to any extension thereof in accordance with the Plan, such Award shall forthwith expire and be forfeited and shall terminate and be of no further force or effect.

16.3	Blackout Periods. Notwithstanding any other provision of the Plan, except as provided in Section 2.2 of the Addendum, if the expiry date or vesting date of an Award, other than a Performance Share Unit, Restricted Share Unit or Deferred Share Unit awarded to a Canadian Taxpayer, as applicable, is during a Blackout Period, the expiry date or vesting date, as applicable, will be automatically extended for a period of ten Trading Days following the end of the Blackout Period, provided that the following requirements are satisfied:

(a)	the Blackout Period must be formally imposed by the Corporation pursuant to its internal trading policies. For greater certainty, in the absence of the Corporation formally imposing a Blackout Period, the expiry date of any Awards will not be automatically extended in any circumstances;

(b)	the Blackout Period must expire upon the general disclosure of the undisclosed material information; and

(c)	the automatic extension of a Participant’s Award will not be permitted where the Participant or the Corporation is subject to a cease trade order (or similar order under securities laws) in respect of the Corporation’s securities.

In the case of a Performance Share Unit, Restricted Share Unit or Deferred Share Unit awarded to a Canadian Taxpayer or US Taxpayer (as defined in the Addendum), any settlement that is effected during a Blackout Period in order to comply with Section 13.4 in the case of a Canadian Taxpayer or the Addendum in the case of a US Taxpayer shall (subject to the requirements of applicable law) be settled in cash, notwithstanding any other provision hereof.

17.	GOVERNING LAW

The Plan shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made therein.

18.	REGULATORY APPROVAL

18.1	The Plan shall be subject to the approval of any relevant regulatory authority whose approval is required, including the Exchange. Any Awards granted prior to such approval and acceptance shall be conditional upon such approval and acceptance being given and no such Awards may be exercised or shall vest unless such approval and acceptance is given.

19.	EFFECTIVE DATE OF THE PLAN

The Plan is dated with effect as of the Effective Date.

20.	EXISTING INCENTIVE STOCK OPTION PLAN

Following the Effective Date, the Plan will replace all current incentive stock option plans and long-term incentive plans of the Corporation currently in place, and such plans shall thereafter be of no further force and effect. All outstanding incentive stock options or other awards issued under any previous plans shall thereafter be deemed to be issued under the Plan and shall thereafter be governed under the Plan.

ADDENDUM A - SPECIAL PROVISIONS APPLICABLE TO US TAXPAYERS

This Addendum sets forth special provisions of the Plan that apply to US Taxpayers (as defined below) and forms part of the Plan. All capitalized terms, to the extent not otherwise defined herein, shall have the meanings set forth in the Plan.

1.	DEFINITIONS

1.1	For the purposes of this Addendum:

“Disability” means “disability” as defined in Section 422(c) of the US Code;

“Fair Market Price” shall be last closing price of the Issuer’s Shares before either the issuance of a press release or the filing with the Exchange of a price reservation form (Form A) required to fix the price at which the Shares are to be issued, less any applicable discount, or, if the Shares are not listed on the Exchange, on such other principal stock exchange or over-the-counter market on which the Shares are listed or quoted, as the case may be. If the Shares are not publicly traded or quoted, then the “Fair Market Price” shall be the fair market value of the Shares, as determined by the Board, on the Grant Date. In the resolution allocating any Option, the Board may determine that the Grant Date shall be a future date determined in the manner specified in such resolution, in which case, for the purpose of this definition, “Fair Market Price” shall be deemed to be the last closing price of the Issuer’s Shares before either the issuance of a press release or the filing with the Exchange of a price reservation form (Form A) required to fix the price at which the Shares are to be issued, less any applicable discount, or, if the Shares are not listed on the Exchange, on such other principal stock exchange or over-the-counter market on which the Shares are listed or quoted, as the case may be, or, if the Shares are not publicly traded or quoted, then the “Market Price” shall be the fair market value of the Shares, as determined by the Board, on the Grant Date; and “Fair Market Price” with respect to a Non-Qualified Stock Option will be the fair market value determined by the reasonable application of a reasonable valuation method, within the meaning of US Code Section 409A;

“Incentive Stock Option” means any Award designated and qualified as an “incentive stock option” as defined in Section 422 of the US Code;

“Non-Qualified Stock Option” means any Award that is not an Incentive Stock Option;

“Separation From Service” shall mean that employment with the Corporation and any entity that is to be treated as a single employer with the Corporation for purposes of United States Treasury Regulation Section 1.409A-1(h) terminates such that it is reasonably anticipated that no further services will be performed;

“Specified Employee” means a US Taxpayer who meets the definition of “specified employee,” as defined in Section 409A(a)(2)(B)(i) of the US Code;

“subsidiary corporation” means “subsidiary corporation” as defined in Section 424(f) of the US Code;

“Ten Percent Owner” means a US Taxpayer who, at the time an Award is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the US Code) more than 10% of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the US Code;

“US Code” means the United States Internal Revenue US Code of 1986 and any applicable United States Treasury Regulations and other binding regulatory guidance thereunder;

“US Code Section 409A” means Section 409A of the US Code and the regulations and other guidance promulgated thereunder;

“US Code Section 409A Award” means an Award that is “nonqualified deferred compensation” within the meaning of US Code Section 409A;

“US Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations thereunder;

“US Securities Act” means the Securities Act of 1933, and the rules and regulations thereunder; and

“US Taxpayer” means a Participant who is a citizen or resident of the United States for purposes of the US Code, or whose Awards under the Plan are subject, or would be subject, absent an exemption, to US Code Section 409A.

2.           INCENTIVE STOCK OPTIONS

2.1	Incentive Stock Options and Non-Qualified Stock Options. Awards granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Notwithstanding Sections 3.2 and 5.1 of the Plan, Incentive Stock Options may only be granted to an Eligible Person who is an employee of the Corporation or a subsidiary corporation. To the extent that any Award does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

2.2	Term of Option. Notwithstanding any provision of the Plan arguably to the contrary:

(a)	in no circumstances shall the term of an Option exceed ten years from the Grant Date or be exercisable after the expiration of ten years from the Grant Date; and

(b)	in no circumstances shall the term of an Incentive Stock Option granted to a Ten Percent Owner exceed five years from the Grant Date or be exercisable after the expiration of five years from the Grant Date.

2.3	Plan Limit on Incentive Stock Options. Subject to adjustment pursuant to Section 10 of the Plan and Sections 422 and 424 of the US Code, the aggregate number of Shares which may be issued under the Plan and which may be made subject to Incentive Stock Options shall not exceed 25,500,000.

2.4	Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422(d) of the US Code, the aggregate Market Price (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options granted under the Plan and any other plan of the Corporation and its parent and subsidiary corporations that become exercisable or vest for the first time by a Participant during any calendar year shall not exceed US$100,000 or such other limit as may be in effect from time to time under Section 422 of the US Code. To the extent that any Award exceeds this limit, it shall constitute a Non-Qualified Stock Option.

3.            OPTIONS

3.1	Option Price. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the Option Price of such Incentive Stock Option shall not be less than 110% of the Fair Market Price of the Shares determined as of the Grant Date. For all other US Taxpayers, the Option Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Price of the Shares determined as of the Grant Date. The Option Price of a Non-Qualified Stock Option shall not be less than 100% of the Fair Market Price of the Shares as determined as of the Grant Date.

3.2	Method of Exercise of Options. Section 5.3 of the Plan shall not be available if the Option being exercised is an Incentive Stock Option.

3.3	Option Award Agreement. The Option Award Agreement for US Taxpayers shall specify whether such Option is an Incentive Stock Option or a Non-Qualified Stock Option. If no such specification is made, the Option will be (a) an Incentive Stock Option if all of the requirements under the US Code are satisfied, and (b) in all other cases, a Non-Qualified Stock Option.

4.	PERFORMANCE SHARE UNITS AND RESTRICTED SHARE UNITS

4.1	Settlement of Performance Share Units for US Taxpayers. Notwithstanding the timing of settlement described in Sections 6.5 and 6.6 of the Plan, but subject to Section 7.4 of this Addendum, for US Taxpayers, all settlements of Performance Share Units credited to a US Taxpayer’s PSU Account shall take place within 30 days of the date such Performance Share Units vest without receipt of the Notice of Settlement of Restricted Share Units from the US Taxpayer.

4.2	Settlement of Restricted Share Units for US Taxpayers. Notwithstanding the timing of settlement described in Sections 7.5 and 7.6 of the Plan, but subject to Section 7.4 of this Addendum, for US Taxpayers, all settlements of Restricted Share Units credited to a US Taxpayer’s RSU Account shall take place within 30 days of the date such Restricted Share Units vest without receipt of the Notice of Settlement of Restricted Share Units from the US Taxpayer.

5.	DEFERRED SHARE UNITS

5.1	Elections for US Taxpayers. Section 8.1(b) of the Plan shall be applied in a manner consistent with United States Treasury Regulation Section 1.409A-2(a). Except as otherwise permitted under such regulation, a Participant’s election to defer a Deferred Annual Amount must be made by the end of the calendar year prior to the calendar year in which services giving rise to the right to payment of such amounts are to be performed. Without limiting the generality of the foregoing, during a US Taxpayer’s first calendar year of eligibility in the Plan (as described in United States Treasury Regulation Section 1.409A-2(a)(7)) such US Taxpayer may, within 30 days of becoming eligible, elect to participate in the Plan for such calendar year solely with respect to compensation to be paid for services to be performed after the date such election is made.

5.2	Distribution Date for Settlement of DSUs Held By US Taxpayers. Notwithstanding the timing of settlement described in Sections 8.5 or 8.6 of the Plan, but subject to Section 7.4 of this Addendum, for US Taxpayers, all settlements of Deferred Share Units credited to a US Taxpayer’s DSU Account shall take place within 30 days of the date of the US Taxpayer’s Separation From Service without receipt of the Notice of Settlement of Deferred Share Units from the US Taxpayer, unless a different fixed settlement date was specified in the applicable DSU Award Agreement at the time of grant of the Deferred Share Units (the “distribution date”). Notwithstanding any provision of the Plan arguably to the contrary (including Sections 12.2 and 13 of the Plan), any acceleration of the vesting of Deferred Share Units held by US Taxpayers will not result in the acceleration of the distribution date for such Deferred Share Units unless permitted under US Code Section 409A.

5.3	Special Limitation Applicable to Eligible Persons Who Are Both a Canadian Taxpayer and a US Taxpayer. If the Deferred Share Units of a US Taxpayer are subject to tax under the income tax laws of Canada and also are subject to tax under US Code Section 409A, the following special rules regarding forfeiture will apply. For greater clarity, these forfeiture provisions are intended to avoid adverse tax consequences under US Code Section 409A and/or under paragraph 6801(d) of the regulations under the Income Tax Act (Canada), that may result because of the different requirements as to the time of distribution of Deferred Share Units (and thus the time of taxation) with respect to a US Taxpayer’s separation from service (under US tax law) and his retirement or loss of office (under Canadian tax law). The intended consequence of this Section 5.4 of the Plan is that distributions to US Taxpayers in payment of Deferred Share Units only will occur if such US Taxpayer experiences both a Separation From Service under US Code Section 409A and a retirement of loss of office within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada). If a US Taxpayer otherwise would be entitled to payment with respect to Deferred Share Units in any of the following circumstances, such Deferred Share Units shall instead be immediately and irrevocably forfeited, unless the relevant taxation authorities have provided guidance that the payment with respect to Deferred Share Units in such circumstances would not result in adverse tax consequences to the Eligible Person or the Corporation under either the Income Tax Act (Canada) or the US Code, or that compliance with the tax rules of only one jurisdiction would not cause a failure to comply with the rules of the other taxing jurisdiction:

(a)	a US Taxpayer experiences a Separation From Service as a result of a permanent decrease in the level of services such US Taxpayer provides to the Corporation and its affiliates to less than 20% of his past service, but such US Taxpayer continues to provide some level of service to the Corporation or an affiliate such that he has not had a retirement from, or loss of office or employment with, the Corporation or a corporation related thereto, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada); or

(b)	a US Taxpayer experiences a Separation From Service for purposes of a distribution required under US Code Section 409A as a result of ceasing to be a member of the Board, but such person continues providing services as an employee or as a member of the board of an affiliate, and as a result he has not experienced a retirement from, or loss of office or employment with, the Corporation or a corporation related thereto, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada); or

(c)	a US Taxpayer experiences a retirement from, or loss of office or employment with, the Corporation or a corporation related thereto, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada), by virtue of ceasing employment as both an employee and as a director, but he continues to provide services as an independent contractor such that he has not experienced a Separation from Service.

6.	TAXES

6.1	Payment of Taxes. Each US Taxpayer is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or for the account of such US Taxpayer in connection with the Plan or any other plan maintained by the Corporation (including any taxes and penalties under US Code Section 409A), and neither the Corporation nor any subsidiary of the Corporation shall have any obligation to indemnify or otherwise hold such US Taxpayer (or any Participant ) harmless from any or all of such taxes or penalties.

6.2	Tax Withholding. A US Taxpayer shall be required to pay to the Corporation, and the Corporation shall have the right and is hereby authorized to withhold, from any cash or other compensation payable under the Plan, or from any other compensation or amounts owing to the US Taxpayer, the amount of any required withholding taxes in respect of amounts paid under the Plan and to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for the payment of such withholding and taxes.

7.	MISCELLANEOUS

7.1	Non-Assignability. Section 9 of the Plan shall only be available to US Taxpayers if the Option to be transferred is a Non-Qualified Stock Option and to the extent permissible under US law. No Incentive Stock Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution and all Incentive Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant, or by the Participant’s legal representative or guardian in the event of the Participant’s Disability. Section 9 of the Plan shall only be available to US Taxpayers with respect to Performance Share Units, Deferred Share Units and Restricted Share Units to the extent permissible under US law.

7.2	Amendments. In addition to the provisions of Section 13 of the Plan, to the extent determined by the Board to be required either by the US Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the US Code or otherwise, Plan amendments as they relate to or affect US Taxpayers shall be subject to approval by the Corporation shareholders entitled to vote at a meeting of shareholders. An amendment to increase the aggregate number of Shares which may be issued under the Plan and which may be made subject to Incentive Stock Options as set forth in Section 2.3 of this Addendum must be approved by shareholders within 12 months of adoption of such amendment. Notwithstanding the provisions of Section 13 of the Plan, no amendment in respect of an Award to a US Taxpayer shall be made without the consent of such US Taxpayer if the result of such amendment would be to cause the Award to violate the requirements of US Code Section 409A.

7.3	Effective Date; Shareholder Approval. The Plan including the Addendum shall become effective upon the Effective Date. Awards may be granted under this Addendum from and after the Effective Date; provided however that if Corporation’s shareholders fail to approve the Plan and this Addendum within 12 months of the Effective Date, any Incentive Stock Options granted under the Plan to a US Taxpayer from and after the Effective Date to the date that is 12 months of the Effective Date shall be deemed to be Non-Qualified Stock Options. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of the Effective Date or the date the Plan including the Addendum are approved by the Corporation’s shareholders.

7.4	US Code Section 409A Awards. If an Award is determined to constitute a US Code Section 409A Award, the Award shall be subject to such additional rules and requirements as specified by the Board from time to time in order to comply with US Code Section 409A. In this regard, if any amount under a US Code Section 409A Award is payable upon a Separation From Service to a Participant who is considered a Specified Employee, then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s date of Separation From Service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to US Code Section 409A.

7.5	Priority. Except as specifically provided in this Addendum, the provisions of the Plan and the Participant’s Award Agreement shall govern. For Participants who are US Taxpayers, in the event of any inconsistency or conflict between the provisions of (i) the Plan and/or a Participant’s Award Agreement, and (ii) this Addendum, the terms of this Addendum shall prevail.

SCHEDULE A

OPTION AWARD AGREEMENT (NON U.S.)

This Option Award Agreement (the “Agreement”) is made as of the ● day of ●, 20● between First Cobalt Corp., a corporation existing under the laws of Canada (the “Company”) and ● in the City of ●, in the Province of ● (the “Participant”).

1.          DEFINITIONS

1.1	Terms defined in the Amended and Restated Long-Term Incentive Plan dated as of ●, 2021 (the “ Plan”) and used herein have the respective meanings attributed to such terms in the Plan, and the Addendum, if applicable, unless otherwise defined herein.

2.          GRANT AND PRICE

2.1	The Company grants Options to the Participant to purchase the number of Shares hereinafter set out, subject to the terms and conditions in the Plan and hereinafter set out:

Grant Date:	●
Number of Options:	●
Option Price:	●
Scheduled Expiry Date:	●

3.          EXERCISE OF OPTION

3.1	Options shall be exercisable only to the extent that the Option has vested. Subject to the terms and conditions set forth in the Plan, each Option shall vest and become exercisable as follows:

Vesting Dates	Number of Options
●	●
●	●
●	●

3.2	The Option may be exercised by the Participant by delivering to the Company a completed Appendix 1 – Notice of Exercise of Option, a copy of which is attached hereto.

4.       ATTRIBUTES OF OPTIONS

4.1	All Options, whether or not vested, hall at all times be held by the Participant subject to and in accordance with the Plan, the terms of which are deemed to be incorporated by reference. The Participant hereby confirms that a copy of the Plan has been made available, and agrees to be bound by it.

A-2

5.	MISCELLANEOUS PROVISIONS

5.1	Notices. Any notice given regarding the matters contemplated by this Agreement must be in writing, sent by personal delivery, courtier, facsimile or email and addressed:

To the Company at:

Address:	First Cobalt Corp. 401 Bay Street, 6th Floor Toronto, ON M5H 2Y4 Canada

Attention:	Chief Executive Officer
Tel:	(416) 900-3891
Facsimile:	(416) 900-3891
Email:	info@firstcobalt.com

To the Participant at:

Address:	●
●

Attention:	●
Email:	●

Any notice so delivered shall be deemed to have been received when it is delivered personally at the address as aforesaid. Any notice mailed or provided by electronic document as aforesaid shall be deemed to have been received on the day it was delivered or sent by electronic means or on the fifth day after it was mailed.

5.2	Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall enure to the benefit of the Participant and its Personal Representatives.

5.3	Entire Agreement. This Agreement, together with the terms of the Plan constitute the entire agreement between the parties pertaining to the subject matter hereof and supersedes and replaces all prior agreements, negotiations, discussions and understandings, written or oral, between the parties.

5.4	Governing Law. This Agreement shall be construed in accordance with and be governed by the laws of Ontario and shall be deemed to have been made therein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

First Cobalt Corp.

By:
Name:
Title:

Witness to Participant’s Signature	Name:
Title:

A-3

APPENDIX 1

TO OPTION AWARD AGREEMENT (NON U.S.)

NOTICE OF EXERCISE OF OPTION

TO: First Cobalt Corp. (the “Company”)

In accordance with the terms and conditions of the Amended and Restated Long-Term Incentive Plan dated as of ●, 2021 (the “Plan”) and the related agreement entered into between the Company and the undersigned dated as of ●, 20● the undersigned hereby irrevocably elects to exercise all or part of its Option granted pursuant to the Plan in the following manner:

1.	Option Information:

Grant Date

Number of Options Granted

Option Price per Share

2.	Exercise Information:

Number of Options Being Exercised

Number of Share Appreciation Rights in respect of which Option is Being Exercised:

Aggregate Option Price

3.	Registration. The Shares are to be registered as directed below:

Name of Financial Institution

Address

Account Number

Contact / Telephone

Terms defined in the Plan and used herein have the respective meanings attributed to such terms in the Plan.

DATED the         day of                          , 20         .

Witness to Participant’s Signature	Name:
Title:

SCHEDULE B

OPTION AWARD AGREEMENT (U.S.)

This Option Award Agreement (the “Agreement”) is made as of the ● day of ●, 20● between First Cobalt Corp., a corporation existing under the laws of Canada (the “Company”) and ● in the State of ● (the “Participant”).

1.	DEFINITIONS

1.1	Terms defined in the Amended and Restated Long-Term Incentive Plan dated as of [●], 2021 (the “Plan”) and used herein have the respective meanings attributed to such terms in the Plan, and the Addendum, if applicable, unless otherwise defined herein.

2.	GRANT AND PRICE

2.1	The Company grants Options to the Participant to purchase the number of Shares hereinafter set out, subject to the terms and conditions in the Plan and hereinafter set out:

Grant Date:	●
Number of Options:	●
Option Price:	US$● per Share
Scheduled Expiry Date:	●

3.          EXERCISE OF OPTION

3.1	Options shall be exercisable only to the extent that the Option has vested. Subject to the terms and conditions set forth in the Plan, each Option shall vest and become exercisable as follows:

Vesting Dates	Number of Options
●	●
●	●
●	●

3.2	The Option may be exercised by the Participant by delivering to the Company a completed Appendix 1 – Notice of Exercise of Option, a copy of which is attached hereto.

4.         ATTRIBUTES OF OPTIONS

4.1	All Options, whether or not vested, hall at all times be held by the Participant subject to and in accordance with the Plan, the terms of which are deemed to be incorporated by reference. The Participant hereby confirms that a copy of the Plan has been made available, and agrees to be bound by it.

5.          FOR AGREEMENTS WITH US TAXPAYERS

Alternative #1 - The following provisions apply to Options granted to US Taxpayers that are intended to be Incentive Stock Options.

5.1          Incentive Stock Options for US Taxpayers

This Option (or such portion of the Option as indicated above) is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the United States Internal Revenue Code of 1986 (the “US Code”), to the extent permitted under applicable law. To the extent that any portion of the Option does not so qualify, it shall be deemed a non-qualified stock option.

In order to qualify as “incentive stock options” as defined in Section 422 of the US Code, the Participant understands that in order to obtain the benefits of an incentive stock option under Section 422 of the US Code, no sale or other disposition may be made of Shares for which incentive stock option treatment is desired within the one-year period beginning on the day after the day of the transfer of such Shares to it, nor within the two-year period beginning on the day after Grant Date of this Option and further that this Option must be exercised within three months after termination of employment as an Employee (or 12 months in the case of death or disability) to qualify as an incentive stock option. If the Participant disposes (whether by sale, gift, transfer or otherwise) of any such Shares within either of these periods, he or she will notify the Company within 30 days after such disposition. The Participant also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent this Option and any other incentive stock options of the Participant having an aggregate Market Price in excess of $100,000 (determined as of the Grant Date) first become exercisable in any year, such options will not qualify as incentive stock options.

Alternative #2 - Non-Qualified Stock Options

5.2          Non-Qualified Stock Options

This Option (or such portion of the Option as indicated above) is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the United States Internal Revenue Code of 1986.

6.	MISCELLANEOUS PROVISIONS

6.1	Notices. Any notice given regarding the matters contemplated by this Agreement must be in writing, sent by personal delivery, courier, facsimile or email and addressed:

To the Company at:

Address:	First Cobalt Corp. 401 Bay Street, 6th Floor Toronto, ON M5H 2Y4 Canada

Attention:	Chief Executive Officer
Tel:	(416) 900-3891
Facsimile:	(416) 900-3891
Email:	info@firstcobalt.com

To the Participant at:

Address:	●
●

Attention:	●
Email:	●

Any notice so delivered shall be deemed to have been received when it is delivered personally at the address as aforesaid. Any notice mailed or provided by electronic document as aforesaid shall be deemed to have been received on the day it was delivered or sent by electronic means or on the fifth day after it was mailed.

6.2	Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall enure to the benefit of the Participant and its Personal Representatives.

6.3	Entire Agreement. This Agreement, together with the terms of the Plan constitute the entire agreement between the parties pertaining to the subject matter hereof and supersedes and replaces all prior agreements, negotiations, discussions and understandings, written or oral, between the parties.

6.4	Governing Law. This Agreement shall be construed in accordance with and be governed by the laws of Ontario and shall be deemed to have been made therein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

First Cobalt Corp.

By:
Name:
Title:

Witness to Participant’s Signature	Name:
Title:

APPENDIX 1

TO OPTION AWARD AGREEMENT (U.S.)

NOTICE OF EXERCISE OF OPTION

TO:       First Cobalt Corp. (the “Company”)

In accordance with the terms and conditions of the Amended and Restated Long-Term Incentive Plan dated as of ●, 2021 (the “Plan”) and the related agreement entered into between the Company and the undersigned dated as of ●, 20● the undersigned hereby irrevocably elects to exercise all or part of its Option granted pursuant to the Plan in the following manner:

1.	Option Information:

Grant Date

Number of Options Granted

Option Price per Share

2.	Exercise Information:

Number of Options Being Exercised

Number of Share Appreciation Rights in respect of which Option is Being Exercised:

For US Taxpayers:

I am exercising my Option for Incentive Stock Options

I am exercising my Option for Non-Qualified Stock Options

Aggregate Option Price

3.	Registration. The Shares are to be registered as directed below:

Name of Financial Institution

Address

Account Number

Contact / Telephone

Terms defined in the Plan and used herein have the respective meanings attributed to such terms in the Plan.

DATED the day of , 20 .

Witness to Participant’s Signature	Name:
Title:

SCHEDULE C

PSU AWARD AGREEMENT (NON U.S.)

This PSU Award Agreement (the “Agreement”) is made as of the ● day of ●, 20● (the “Grant Date”) between First Cobalt Corp., a corporation existing under the laws of Canada (hereinafter called the “Corporation”) and ● in the City of ●, in the Province of ● (hereinafter called the “Participant ”).

1.	DEFINITIONS

1.1	Terms defined in the Amended and Restated Long-Term Incentive Plan dated as of ● (the “Plan”) and the Addendum, if applicable, and used herein have the respective meanings attributed to such terms in the Plan unless otherwise defined herein.

2.	GRANT AND VESTING PROVISIONS

2.1	The Corporation hereby grants to the Participant an aggregate of ● Performance Share Units as an incentive for future services, on and subject to the terms and conditions set forth in the Plan, and the terms and conditions hereinafter set out. Performance Share Units shall be settled by the Corporation in accordance with the Plan only to the extent that the Performance Share Units have vested. Subject to the terms and conditions set forth in the Plan, each Performance Share Unit shall vest as to 50% on the second anniversary of the Grant Date and the remaining 50% on the third anniversary of the Grant Date as set out in the table below:

	Number of Performance Share Units	PSU Vesting Date
	●	●
	●	●

2.2	The Performance Share Units may be settled by delivery by the Participant to the Corporation of a notice of settlement, substantially in the form attached hereto as Appendix 1 - Notice of Settlement of Performance Share Units, acknowledged by the Corporation. Provided that if a notice of settlement is not delivered prior to December 31 of the third Anniversary, the Performance Share Units shall be settled as of such date.

3.	ATTRIBUTES OF PERFORMANCE SHARE UNITS

3.1	All Performance Share Units, whether or not vested, shall at all times be held by the Participant subject to and in accordance with the Plan, the terms of which are deemed to be incorporated herein by reference and to form a part hereof. The Participant hereby confirms that a copy of the Plan has been made available, and agrees to be bound by it.

4.	OTHER PROVISIONS

4.1	The table below lists the companies that make up the relative total shareholder return (“TSR”) peer group for the 20● PSU awards:

20● PSU Performance Peer Group
● ●
● ●
● ●

4.2	The vesting of Performance Share Units is conditional upon the achievement of relative TSR as set out in the table below:

Relative Total Shareholder
Return	Adjustment Factor
(Percentile Ranking)
●	●
●	●
●	●

4.3	Dividend Equivalents will be credited to the PSU Account with respect to the Performance Share Units.

5.	MISCELLANEOUS PROVISIONS

5.1	Notices. Any notice to be given pursuant to provisions hereof shall be sufficiently given if delivered personally to the Person to whom it is to be given or if delivered to the Person’s address at the following applicable address or mailed to the Person at such address by ordinary mail, postage prepaid, or provided by any electronic means of sending messages, including facsimile transmission or email, which produces a paper record. Notice shall not be sent by mail if there is any general interruption of postal services in the municipality in which or to which it is mailed:

If to the Corporation:

Address:	First Cobalt Corp. 401 Bay Street, 6th Floor Toronto, ON M5H 2Y4 Canada

Attention:	Chief Executive Officer
Tel:	(416) 900-3891
Facsimile:	(416) 900-3891
Email:	info@firstcobalt.com

If to the Participant:

Address:	●

●

Attention:	●
Email:	●

Any notice so delivered shall be deemed to have been received when it is delivered personally at the address as aforesaid. Any notice mailed or provided by electronic document as aforesaid shall be deemed to have been received on the day it was delivered or sent by electronic means or on the fifth day after it was mailed.

5.2	Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns and shall enure to the benefit of the Participant and its Personal Representatives and Permitted Assigns.

5.3	Entire Agreement. This Agreement and the Plan, constitute the entire agreement between the parties pertaining to the subject matter hereof and this Agreement supersedes and replaces all prior agreements, negotiations, discussions and understandings, written or oral, between the parties.

5.4	Governing Law. This Agreement shall be construed in accordance with and be governed by the laws of Ontario and shall be deemed to have been made therein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

First Cobalt Corp.

By:
Name:
Title:

Witness to Participant’s Signature		Name:
Title:

APPENDIX 1

TO PSU AWARD AGREEMENT (NON U.S.)

NOTICE OF SETTLEMENT OF PERFORMANCE SHARE UNITS

TO: First Cobalt Corp. (the “Corporation”)

In accordance with the terms and conditions of the Amended and Restated Long-Term Incentive Plan dated as of ●, 2021 (the “Plan”) and the related agreement entered into between the Corporation and the undersigned dated as of ●, 20●, including Section ● of the Plan:

1.	Amounts Paid in Settlement. The undersigned hereby irrevocably elects to settle vested Performance Share Units in the Participant’s PSU Account under the Plan as follows:

Number of Vested Performance Share Units	PSU Vesting Date

●	●

2.	Registration. The Shares issued in settlement of the vested Performance Share Units, if any, are to be registered in the name of the undersigned and are to be delivered, as directed below:

Name
Address

Terms defined in the Plan and used herein have the respective meanings attributed to such terms in the Plan.

DATED the ____ day of _________________ , 20_______ .

Witness to Participant’s Signature	Name:
Title:

3.	Amounts Paid in Settlement. The vested Performance Share Units in the Participant’s PSU Account under the Plan shall be settled as follows:

Number of Vested Performance Share Units	PSU Vesting Date		Percentage in Shares		Percentage in Cash
●	●	, 20●	●	%	●	%

Accepted and agreed this _____ day of __________________ , 20______ .

First Cobalt Corp.

By:
Name:
Title:

SCHEDULE D

PSU AWARD AGREEMENT (U.S.)

This PSU Award Agreement (the “Agreement”) is made as of the ● day of ●, 20● (the “Grant Date”) between First Cobalt Corp., a corporation existing under the laws of Canada (hereinafter called the “Corporation”) and ● in the City of ●, in the State of ● (hereinafter called the “Participant ”).

1.	DEFINITIONS

1.1	Terms defined in the Amended and Restated Long-Term Incentive Plan dated as of ● (the “Plan”) and the Addendum, if applicable, and used herein have the respective meanings attributed to such terms in the Plan unless otherwise defined herein.

2.	GRANT AND VESTING PROVISIONS

2.1	The Corporation hereby grants to the Participant an aggregate of ● Performance Share Units, on and subject to the terms and conditions set forth in the Plan, and the terms and conditions hereinafter set out. Performance Share Units shall be settled by the Corporation in accordance with the Plan only to the extent that the Performance Share Units have vested. Subject to the terms and conditions set forth in the Plan, each Performance Share Unit shall vest as to 50% on the second anniversary of the Grant Date and the remaining 50% on the third anniversary of the Grant Date as set out in the table below:

	Number of Performance Share Units	PSU Vesting Date
	●	●
	●	●

2.2	The Performance Share Units may be settled by delivery by the Participant to the Corporation of a notice of settlement, substantially in the form attached hereto as Appendix 1 - Notice of Settlement of Performance Share Units, acknowledged by the Corporation. Provided that if a notice of settlement is not delivered prior to December 31 of the third Anniversary, the Performance Share Units shall be settled as of such date.

3.	ATTRIBUTES OF PERFORMANCE SHARE UNITS

3.1	All Performance Share Units, whether or not vested, shall at all times be held by the Participant subject to and in accordance with the Plan, the terms of which are deemed to be incorporated herein by reference and to form a part hereof. The Participant hereby confirms that a copy of the Plan has been made available, and agrees to be bound by it.

4.	OTHER PROVISIONS

4.1	The table below lists the companies that make up the relative TSR peer group for the 20● PSU awards:

20● PSU Performance Peer Group
	●	●
	●	●
	●	●
	●	●

4.2	The vesting of Performance Share Units is conditional upon the achievement of relative TSR as set out in the table below:

Relative Total Shareholder
Return	Adjustment Factor
(Percentile Ranking)
●	●
●	●
●	●

4.3	Dividend Equivalents will be credited to the PSU Account with respect to the Performance Share Units.

5.	MISCELLANEOUS PROVISIONS

5.1	Notices. Any notice to be given pursuant to provisions hereof shall be sufficiently given if delivered personally to the Person to whom it is to be given or if delivered to the Person’s address at the following applicable address or mailed to the Person at such address by ordinary mail, postage prepaid, or provided by any electronic means of sending messages, including facsimile transmission or email, which produces a paper record. Notice shall not be sent by mail if there is any general interruption of postal services in the municipality in which or to which it is mailed:

If to the Corporation:

Address:	First Cobalt Corp.

401 Bay Street, 6th Floor

Toronto, ON M5H 2Y4

Canada

Attention:	Chief Executive Officer
Tel:	(416) 900-3891
Facsimile:	(416) 900-3891
Email:	info@firstcobalt.com

If to the Participant:

Address:	●

●

Attention:	●
Email:	●

Any notice so delivered shall be deemed to have been received when it is delivered personally at the address as aforesaid. Any notice mailed or provided by electronic document as aforesaid shall be deemed to have been received on the day it was delivered or sent by electronic means or on the fifth day after it was mailed.

5.2	Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns and shall enure to the benefit of the Participant and its Personal Representatives and Permitted Assigns.

5.3	Entire Agreement. This Agreement and the Plan, constitute the entire agreement between the parties pertaining to the subject matter hereof and this Agreement supersedes and replaces all prior agreements, negotiations, discussions and understandings, written or oral, between the parties.

5.4	Governing Law. This Agreement shall be construed in accordance with and be governed by the laws of Ontario and shall be deemed to have been made therein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

First Cobalt Corp.

By:
Name:
Title:

Witness to Participant’s Signature	Name:
Title:

APPENDIX 1

TO PSU AWARD AGREEMENT (U.S.)

NOTICE OF SETTLEMENT OF PERFORMANCE SHARE UNITS

TO:	First Cobalt Corp. (the “Corporation”)

In accordance with the terms and conditions of the Amended and Restated Long-Term Incentive Plan dated as of ●, 2021 (the “Plan”) and the related agreement entered into between the Corporation and the undersigned dated as of ●, 20●, including Section 6.5 of the Plan:

1.	Amounts Paid in Settlement. The undersigned hereby irrevocably elects to settle vested Performance Share Units in the Participant’s PSU Account under the Plan as follows:

Number of Vested Performance Share Units	PSU Vesting Date

●	●

2.	Registration. The Shares issued in settlement of the vested Performance Share Units, if any, are to be registered in the name of the undersigned and are to be delivered, as directed below:

Name
Address

Terms defined in the Plan and used herein have the respective meanings attributed to such terms in the Plan.

DATED the ____ day of _________________ , 20_______ .

Witness to Participant’s Signature	Name:
Title:

3.	Amounts Paid in Settlement. The vested Performance Share Units in the Participant’s PSU Account under the Plan shall be settled as follows:

Number of Vested Performance Share Units	PSU Vesting Date		Percentage in Shares		Percentage in Cash
●	●	, 20●	●	%	●	%

Accepted and agreed this ____day of__________ , 20 _____ .

First Cobalt Corp.

By:
Name:
Title:

SCHEDULE E

RSU AWARD AGREEMENT (NON U.S.)

This RSU Award Agreement (the “Agreement”) is made as of the ● day of ●, 20● between First Cobalt Corp., a corporation existing under the laws of Canada (hereinafter called the “Corporation”) and ● in the Province of ● (hereinafter called the “Participant”).

1.	DEFINITIONS

1.1	Terms defined in the Amended and Restated Long-Term Incentive Plan dated as of ●, 2021 (the “Plan”) and the Addendum, if applicable, and used herein have the respective meanings attributed to such terms in the Plan and the Addendum, if applicable, unless otherwise defined herein.

2.	GRANT AND VESTING PROVISIONS

2.1	The Corporation hereby grants to the Participant an aggregate of ● Restricted Share Units for services rendered, or to be rendered, in the year of grant, on and subject to the terms and conditions set forth in the Plan, including the Addendum, if applicable, and the terms and conditions hereinafter set out. Restricted Share Units shall be settled by the Corporation in accordance with the Plan only to the extent that the Restricted Share Units have vested. Subject to the terms and conditions set forth in the Plan, each Restricted Share Unit shall vest immediately.

Alternative:

shall vest as follows:

	Number of Restricted	RSU Vesting Date	Percentage of Vested
	Share Units		Restricted Share Units
	●	●	●
	●	●	●
	●	●	●

2.2	The Restricted Share Units may be settled by delivery by the Participant to the Corporation of a notice of settlement, substantially in the form attached hereto as Appendix 1 - Notice of Settlement of Restricted Share Units, acknowledged by the Corporation. Provided that if a notice of settlement is not delivered prior to December 31 of the third Anniversary, the Restricted Share Units shall be settled as of such date.

3.	ATTRIBUTES OF RESTRICTED SHARE UNITS

3.1	All Restricted Share Units, whether or not vested, shall at all times be held by the Participant subject to and in accordance with the Plan, the terms of which are deemed to be incorporated herein by reference and to form a part hereof. The Participant hereby confirms that a copy of the Plan has been made available, and agrees to be bound by it.

4.	OTHER PROVISIONS

4.1	Dividend Equivalents will be credited to the RSU Account with respect to the Performance Share Units.

5.	MISCELLANEOUS PROVISIONS

5.1	Notices. Any notice to be given pursuant to provisions hereof shall be sufficiently given if delivered personally to the Person to whom it is to be given or if delivered to the Person’s address at the following applicable address or mailed to the Person at such address by ordinary mail, postage prepaid, or provided by any electronic means of sending messages, including facsimile transmission or email, which produces a paper record. Notice shall not be sent by mail if there is any general interruption of postal services in the municipality in which or to which it is mailed:

If to the Corporation:

Address:	First Cobalt Corp. 401 Bay Street, 6th Floor Toronto, ON M5H 2Y4 Canada

Attention:	Chief Executive Officer
Tel:	(416) 900-3891
Facsimile:	(416) 900-3891
Email:	info@firstcobalt.com

If to the Participant:

Address:	●
●

Attention:	●
Email:	●

Any notice so delivered shall be deemed to have been received when it is delivered personally at the address as aforesaid. Any notice mailed or provided by electronic document as aforesaid shall be deemed to have been received on the day it was delivered or sent by electronic means or on the fifth day after it was mailed.

5.2	Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns and shall enure to the benefit of the Participant and its Personal Representatives and Permitted Assigns.

5.3	Entire Agreement. This Agreement and the Plan, including the Addendum, if applicable, constitute the entire agreement between the parties pertaining to the subject matter hereof and this Agreement supersedes and replaces all prior agreements, negotiations, discussions and understandings, written or oral, between the parties.

5.4	Governing Law. This Agreement shall be construed in accordance with and be governed by the laws of Ontario and shall be deemed to have been made therein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

First Cobalt Corp.
By:
Name:
Title:

Witness to Participant’s Signature	Name:
Title:

APPENDIX 1

TO RSU AWARD AGREEMENT (NON U.S.)

NOTICE OF SETTLEMENT OF RESTRICTED SHARE UNITS

TO: First Cobalt Corp. (the "Corporation")

In accordance with the terms and conditions of the Amended and Restated Long-Term Incentive Plan dated as ● (the "Plan") and the related agreement entered into between the Corporation and the undersigned dated as of ●, 20●, including Section 7.5 of the Plan:

1.	Amounts Paid in Settlement. The undersigned hereby irrevocably elects to settle vested Restricted Share Units in the Participant’s RSU Account under the Plan as follows:

Number of Vested Restricted Share Units	RSU Vesting Date

●	●

2.	Registration. The Shares issued in settlement of the vested Deferred Share Units, if any, are to be registered in the name of the undersigned and are to be delivered, as directed below:

Name
Address

Terms defined in the Plan and used herein have the respective meanings attributed to such terms in the Plan.

DATED the ____ day of _________________ , 20_______ .

Witness to Participant’s Signature	Name:
Title:

3.	Amounts Paid in Settlement. The vested Restricted Share Units in the Participant’s RSU Account under the Plan shall be settled as follows:

Number of Vested Restricted Share Units	RSU Vesting Date
●	●

Accepted and agreed this ____day of__________ , 20 _____ .

First Cobalt Corp.

By:
Name:
Title:

Witness to Participant’s Signature	Name:
Title:

SCHEDULE F

RSU AWARD AGREEMENT (U.S.)

This RSU Award Agreement (the “Agreement”) is made as of the ● day of ●, 20● between First Cobalt Corp., a corporation existing under the laws of Canada (hereinafter called the "Corporation") and ● in the City of ●, in the State of ● (hereinafter called the "Participant").

1.	DEFINITIONS

1.1	Terms defined in the Amended and Restated Long-Term Incentive Plan dated as of ● (the “Plan”), and the Addendum, if applicable, and used herein have the respective meanings attributed to such terms in the Plan unless otherwise defined herein.

2.	GRANT AND VESTING PROVISIONS

2.1	The Corporation hereby grants to the Participant an aggregate of ● Restricted Share Units for services rendered, or to be rendered, in the year of grant, on and subject to the terms and conditions set forth in the Plan, and the terms and conditions hereinafter set out. Restricted Share Units shall be settled by the Corporation in accordance with the Plan only to the extent that the Restricted Share Units have vested. Subject to the terms and conditions set forth in the Plan, each Restricted Share Unit shall vest immediately.

Alternative:

shall vest as follows:

Number of Restricted	RSU Vesting Date	Percentage of Vested
Share Units		Restricted Share Units
●	●	●
●	●	●
●	●	●

2.2	The Restricted Share Units may be settled by delivery by the Participant to the Corporation of a notice of settlement, substantially in the form attached hereto as Appendix 1 - Notice of Settlement of Restricted Share Units, acknowledged by the Corporation. Provided that if a notice of settlement is not delivered prior to December 31 of the third Anniversary, the Restricted Share Units shall be settled as of such date.

3.	ATTRIBUTES OF RESTRICTED SHARE UNITS

3.1	All Restricted Share Units, whether or not vested, shall at all times be held by the Participant subject to and in accordance with the Plan, the terms of which are deemed to be incorporated herein by reference and to form a part hereof. The Participant hereby confirms that a copy of the Plan has been made available, and agrees to be bound by it.

4.	OTHER PROVISIONS

4.1	Dividend Equivalents will be credited to the RSU Account with respect to the Performance Share Units.

5.	MISCELLANEOUS PROVISIONS

5.1	Notices. Any notice to be given pursuant to provisions hereof shall be sufficiently given if delivered personally to the Person to whom it is to be given or if delivered to the Person’s address at the following applicable address or mailed to the Person at such address by ordinary mail, postage prepaid, or provided by any electronic means of sending messages, including facsimile transmission or email, which produces a paper record. Notice shall not be sent by mail if there is any general interruption of postal services in the municipality in which or to which it is mailed:

If to the Corporation:

Address:	First Cobalt Corp. 401 Bay Street, 6th Floor Toronto, ON M5H 2Y4 Canada

Attention:	Chief Executive Officer
Tel:	(416) 900-3891
Facsimile:	(416) 900-3891
Email:	info@firstcobalt.com

If to the Participant:

Address:	●
●

Attention:	●
Email:	●

Any notice so delivered shall be deemed to have been received when it is delivered personally at the address as aforesaid. Any notice mailed or provided by electronic document as aforesaid shall be deemed to have been received on the day it was delivered or sent by electronic means or on the fifth day after it was mailed.

5.2	Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns and shall enure to the benefit of the Participant and its Personal Representatives and Permitted Assigns.

5.3	Entire Agreement. This Agreement and the Plan, constitute the entire agreement between the parties pertaining to the subject matter hereof and this Agreement supersedes and replaces all prior agreements, negotiations, discussions and understandings, written or oral, between the parties.

5.4	Governing Law. This Agreement shall be construed in accordance with and be governed by the laws of Ontario and shall be deemed to have been made therein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

First Cobalt Corp.

By:
Name:
Title:

Witness to Participant’s Signature	Name:
Title:

APPENDIX 1

TO RSU AWARD AGREEMENT (U.S.)

NOTICE OF SETTLEMENT OF RESTRICTED SHARE UNITS

TO:	First Cobalt Corp. (the "Corporation")

In accordance with the terms and conditions of the Amended and Restated Long-Term Incentive Plan dated as ● (the "Plan") and the related agreement entered into between the Corporation and the undersigned dated as of ●, 20●, including Section 7.5 of the Plan:

1.	Amounts Paid in Settlement . The undersigned hereby irrevocably elects to settle vested Restricted Share Units in the Participant’s RSU Account under the Plan as follows:

Number of Vested Restricted	RSU Vesting Date
Share Units
●	●

2.	Registration. The Shares issued in settlement of the vested Deferred Share Units, if any, are to be registered in the name of the undersigned and are to be delivered, as directed below:

Name
Address

Terms defined in the Plan and used herein have the respective meanings attributed to such terms in the Plan.

DATED the       day of                          , 20        .

Witness to Participant’s Signature	Name:
Title:

3.           Amounts Paid in Settlement. The vested Restricted Share Units in the Participant’s RSU Account under the Plan shall be settled as follows:

Number of Vested Restricted Share Units	RSU Vesting Date
●	●

Accepted and agreed this ____ day of _________________ , 20         .

First Cobalt Corp.

By:
Name:
Title:

Witness to Participant’s Signature		Name:
Title:

SCHEDULE G

DEFERRED SHARE UNIT ELECTION NOTICE

TO:       First Cobalt Corp. (the “Corporation”)

In accordance with the terms and conditions of the Amended and Restated Long-Term Incentive Plan (the “ Plan”) and the related agreement entered into between the Corporation and the undersigned dated as of ●, 20●, including Section 8.5 of the Plan:

1.	For Directors

Required Minimum Amount: For the period ________ to ________ , the undersigned hereby acknowledges his or her agreement to receive the following percentage (the “Minimum Percentage”) of his or her [annual retainer] by way of Deferred Share Units:

	Amount	Percentage in Deferred Share Units		Percentage in Cash
Annual Retainer	$●	●	%	●	%

Elected Amount: For the period _______ to ________ , the undersigned hereby elects to receive the following percentage (the “Elected Percentage”) of his or her [annual retainer] by way of Deferred Share Units:

	Amount	Percentage in Deferred Share Units		Percentage in Cash
Annual Retainer	$●	●	%	●	%

2.	For Employees

Elected Amount: For the period _______ to ________ , the undersigned hereby elects to receive the following percentage (the “Elected Percentage”) of their [annual compensation] [annual incentive bonus] by way of Deferred Share Units:

	Amount	Percentage in Deferred Share Units		Percentage in Cash
Annual Compensation	$●	●	%	●	%
Annual Incentive Bonus	$●	●	%	●	%

G-2

3.	Acknowledgement

The undersigned confirms and acknowledges that:

(a)	all Awards shall at all times be held by the undersigned subject to and in accordance with the Plan, the terms of which are deemed to be incorporated herein by reference and to form a part hereof. The undersigned hereby confirms that he or she has received and reviewed a copy of the Plan, and agrees to be bound by them;

(b)	this election shall be binding upon the Corporation and its successors and assigns and shall enure to the benefit of the undersigned and its Personal Representatives; and

(c)	this election is irrevocable.

In and for the purposes hereof, terms defined in the Plan, and used herein have the respective meanings attributed to such terms in the Plan, unless otherwise defined herein.

DATED the       day of                          , 20        .

Witness to Participant’s Signature	Name:
Title:

SCHEDULE H

DSU AWARD AGREEMENT

This DSU Award Agreement (the “Agreement”) is made as of the ● day of ●, 20● between First Cobalt Corp., a corporation existing under the laws of Canada (hereinafter called the “Corporation”) and ● in the City of ●. in the Province of ● (hereinafter called the “Participant”).

1.	DEFINITIONS

1.1	Terms defined in the Amended and Restated Long-Term Incentive Plan dated as of ● (the “Plan”) and the Addendum, if applicable, and used herein have the respective meanings attributed to such terms in the Plan and the Addendum, if applicable, unless otherwise defined herein.

2.	GRANT AND VESTING PROVISIONS

2.1	The Corporation hereby grants to the Participant an aggregate of ● Deferred Share Units, on and subject to the terms and conditions set forth in the Plan including the Addendum, if applicable, and hereinafter set out. Deferred Share Units shall be settled by the Corporation in accordance with the Plan only to the extent that the Deferred Share Units have vested. Subject to the terms and conditions set forth in the Plan, each Deferred Share Unit shall vest at the time it is credited to the Participant’s DSU Account, unless the Deferred Share Unit was awarded under Section 8.1(a) of the Plan, in which case each Deferred Share Unit shall vest in accordance with the following:

Number of Deferred Share Units	DSU Vesting Date	Percentage of Vested Deferred Share Units
●	● , 20●	100%
●	2nd Anniversary of Grant Date
●	3rd Anniversary of Grant Date

2.2	The Deferred Share Units may be settled by delivery by the Participant to the Corporation of a notice of settlement, substantially in the form attached hereto as Appendix 1 - Notice of Settlement of Deferred Share Units, acknowledged by the Corporation.

3.	ATTRIBUTES OF DEFERRED SHARE UNITS

3.1	All Deferred Share Units, whether or not vested, shall at all times be held by the Participant subject to and in accordance with the Plan and the Addendum, if applicable, the terms of which are deemed to be incorporated herein by reference and to form a part hereof. The Participant hereby confirms that a copy of the Plan and the Addendum, if applicable, has been made available, and agrees to be bound by it.

4.	OTHER PROVISIONS

4.1	Dividend Equivalents will be credited to the DSU Account with respect to the Performance Share Units.

5.	MISCELLANEOUS PROVISIONS

5.1	Notices. Any notice to be given pursuant to provisions hereof shall be sufficiently given if delivered personally to the Person to whom it is to be given or if delivered to the Person’s address at the following applicable address or mailed to the Person at such address by ordinary mail, postage prepaid, or provided by any electronic means of sending messages, including facsimile transmission or email, which produces a paper record. Notice shall not be sent by mail if there is any general interruption of postal services in the municipality in which or to which it is mailed:

If to the Corporation:

Address:	First Cobalt Corp.
401 Bay Street, 6th Floor
Toronto, ON M5H 2Y4
Canada

Attention:	Chief Executive Officer
Tel:	(416) 900-3891
Facsimile:	(416) 900-3891
Email:	info@firstcobalt.com

If to the Participant:
Address:	●
●

Attention:	●
Email:	●

Any notice so delivered shall be deemed to have been received when it is delivered personally at the address as aforesaid. Any notice mailed or provided by electronic document as aforesaid shall be deemed to have been received on the day it was delivered or sent by electronic means or on the fifth day after it was mailed.

5.2	Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns and shall enure to the benefit of the Participant and its Personal Representatives.

5.3	Entire Agreement. This Agreement and the Plan including the Addendum, if applicable, constitute the entire agreement between the parties pertaining to the subject matter hereof and this Agreement supersedes and replaces all prior agreements, negotiations, discussions and understandings, written or oral, between the parties.

5.4	Governing Law. This Agreement shall be construed in accordance with and be governed by the laws of Ontario and shall be deemed to have been made therein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

First Cobalt Corp.

By:
Name:
Title:

Name:
Title:

APPENDIX 1

TO DSU AWARD AGREEMENT

NOTICE OF SETTLEMENT OF DEFERRED SHARE UNITS

TO:	First Cobalt Corp. (the “Corporation”)

In accordance with the terms and conditions of the Amended and Restated Long-Term Incentive Plan dated as of ●, 2021 (the “Plan”) and the related agreement entered into between the Corporation and the undersigned dated as of ●, 20●, including Section 8.5 of the Plan:

1.	Amounts Paid in Settlement. The undersigned hereby irrevocably elects to settle vested Deferred Share Units in the Participant’s DSU Account under the Plan as follows:

Number of Vested Deferred Share Units	Vesting Date		DSU Separation Date
●	●	, 20●	●	, 20●

2.	Registration. The Shares issued in settlement of the vested Deferred Share Units, if any, are to be registered in the name of the undersigned and are to be delivered, as directed below:

Name
Address

Terms defined in the Plan and used herein have the respective meanings attributed to such terms in the Plan.

DATED the       day of                          , 20        .

Witness to Participant’s Signature	Name:
Title:

3.	Amounts Paid in Settlement. The undersigned hereby irrevocably agrees to settle vested Deferred Share Units in the Participant’s DSU Account under the Plan as follows:

Number of Vested Deferred Share Units	Vesting Date		DSU Separation Date		Percentage in Shares		Percentage in Cash		Date of Settlement
●	●	, 20●	●	, 20●	●	%	●	%	●	, 20●

Accepted and agreed this        day of                                                , 20      .

First Cobalt Corp.

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